================================================================================



                                  THE  |
                                ALGER  |  Meeting the challenge
                             AMERICAN  |  of investing
                                 FUND  |



                                 ALGER AMERICAN
                                GROWTH PORTFOLIO

                                 ALGER AMERICAN
                         SMALL CAPITALIZATION PORTFOLIO

                                 ALGER AMERICAN
                           INCOME AND GROWTH PORTFOLIO

                                 ALGER AMERICAN
                               BALANCED PORTFOLIO

                                 ALGER AMERICAN
                             MIDCAP GROWTH PORTFOLIO

                                 ALGER AMERICAN
                           LEVERAGED ALLCAP PORTFOLIO



                                       |
                               ANNUAL  |  DECEMBER 31, 1995
                               REPORT  |
                                       |

FELLOW SHAREHOLDERS:                                            FEBRUARY 2, 1996

Unlike France in the 1790's, which Dickens described in the TALE OF TWO CITIES as the "best of times and the worst of times," the late 1990's in the American financial markets are purely the best of times. While all periods provide some room for concern, the current period is more promising than almost any other in recent history. While the daily news is dominated by disturbing, unconnected events--the budget battle, horrific blizzards and lack of government statistics, it is important to recognize that by June most of the upsetting issues concerning the market will be behind us. I believe the budget battle will be over, the snow will have melted and the economy will be rebounding driven by lower rates.

1995 IN REVIEW
It is a matter of record that the stock market and the bond market both did exceptionally well this past year. As expected, the economy slowed substantially but the quarters reflected this in an erratic pattern. As 1995 dawned, the key questions facing the markets concerned the need for future tightening of rates by the Federal Reserve, the possible onset of inflation and the excessive strength of the economy, all of which are naturally interrelated. It soon became evident, however, that 1995 would be a year where the main concern was whether the economy was growing too slowly. Some are now openly considering whether or not we will have a recession in 1996.

As early as late 1994, we forecasted that the economy would slow and that there would be a "soft landing." Thus far, this has been a correct forecast. There is one main element which has contributed to this slowdown in business--consumer spending, which constitutes 69% of the Gross Domestic Product (GDP). All four components of consumer spending--housing, autos, consumer durables and apparel--have slowed significantly. This slowdown in consumer spending was sufficient to create the "soft landing" in the economy in 1995. Remember, a "soft landing" implies a significant slowdown. The December 1994 quarter GDP rate was up 5.1%. The rate of GDP growth DESIRED by the Federal Reserve is 2.5%-3%; this is a substantial reduction in growth. Overall the economy probably grew in line with the Fed target at 2%-2.5%. Despite the gyrations and uneven quarters, Federal Reserve Board Chairman Alan Greenspan should be commended, like a quarterback he put the ball right on the numbers.

Recently, economic data suggests that a continuing slowdown is taking place. Nevertheless, certainly any fears of "hard landing" or recession have now been dispelled, if not by the recent data, then by the fact that the Fed has recently taken action to lower rates. Whether they continue to lower rates is an open question, but most believe they will. After all, inflation appears benign.

THE ECONOMY IN 1996
While the lack of timely economic statistics makes any projections tentative, we are predicting that the economy will continue to grow through 1996. The rate of growth in the first quarter could appear weak because of both the government shutdown and severe winter weather. The exceptionally weak holiday season will likely produce additional store closings and more bankruptcies. Since inventory levels are still too high relative to the current rate of sales, manufacturers will continue to cut back on production to bring inventories back in line. If the economy does slow in the first quarter, the favorable outlook for inflation should allow the Federal Reserve to lower short-term interest rates in small increments.

We remain optimistic that economic activity will pick up in the second half. The current expansion is already long-lived, but economic expansions do not simply die of old age. Imbalances such as production bottlenecks, accelerating inflation, rising interest rates, and excessive use of credit typically doom an expansion. We do not believe that these conditions exist.

We expect that the economy will continue to generate new jobs. The rate of increase should be in line with the growth in the labor force, so we do not foresee a decline in the rate of unemployment. Wage gains will not accelerate, in our view. Consumer confidence is still high, but we do not expect consumers to abandon their cautious spending pattern. Consequently, the rate of increase in personal income should remain modest, but enough to support continued limited gains in consumer spending.

Businesses will continue to invest heavily to meet competitive pressures from domestic and foreign rivals. Therefore, although the rate of growth in capital spending will likely slow, we expect that capital spending will still be one of the strong points for the U.S. economy.

The outlook for American exports seems cloudy. It is possible that export growth could slow. The lower foreign exchange value of the dollar versus the Japanese yen together with more aggressive marketing efforts by American corporations resulted in a surge in growth of U.S. exports to Japan. A stronger Japanese economy should solidify these gains in 1996. However, economic conditions appear to have worsened in Germany and France, so U.S. exports to Europe may experience a modest slowdown. We expect little or no improvement in U.S. exports to Mexico or Canada, two of the largest markets for U.S. exporters.

PORTFOLIO MATTERS
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
The Alger American Small Capitalization Portfolio recorded excellent results for the year ended December 31, 1995, with a total return of 44.3%. The Portfolio's strong returns were due primarily to a calculated over commitment to the technology sector throughout most of 1995. During the fourth quarter, the technology sector was subject to extreme negative volatility. As a result of the timely decision to scale back on select technology related holdings during this period, the negative impact of the fourth quarter was lessened, and the Portfolio was able to finish the year with returns significantly higher than those of the Wilshire Small Company Growth Index, which returned 35.2% and the Russell 2000 Growth Index, which returned 31.0%. At present, the Portfolio is well diversified, with Health Care, Communications and Computer Related and Business Equipment representing the top three industry groups.

ALGER AMERICAN GROWTH PORTFOLIO
The Alger American Growth Portfolio generated a total return for the year ended December 31, 1995 of 36.37%, which was slightly below that of the S&P 500, which returned 37.6%. The Portfolio was negatively impacted by the volatility which existed in the market during the fourth quarter. In general, growth stocks, which had peaked at around 1.7 times the market multiples in September-October, fell dramatically as investors took profits and rotated into defensive stocks, sending the averages higher but depressing growth stocks. The decision by the Federal Reserve to lower rates in December helped eliminate some of this negativity, and the Portfolio regained its lost momentum.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO
The Alger American Income & Growth Portfolio had a total return for 1995 of 35.1% compared to 37.6% for the S&P 500. The Portfolio's strategy is to invest in growth stocks of different market capitalization sizes that provide current income through dividends. Therefore, although the Portfolio will have many of the characteristics of the Growth and Small Capitalization Portfolios, it is more conservative and performance can be expected to be somewhat less.
Nevertheless, the Portfolio posted impressive returns for the year, underperforming the S&P 500 by only a small margin.

ALGER AMERICAN BALANCED PORTFOLIO
The Alger American Balanced Portfolio's total return for the year ended December 31, 1995 was 28.6% compared to 37.6% for the S&P 500 and 19.2% for the Lehman Government/Corporate Bond. The Portfolio's holdings are a hybrid of stocks and bonds, typically investing 50-60% in common stocks and 40-50% in bonds. As such, the 28.6% total return was on target relative to the stock and bond benchmark weightings. The driving force behind the strong overall performance was the return generated in the more aggressive equity portion of the Portfolio, although investments in long-term high quality bonds were also a contributing factor.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
We are pleased to report that the Alger American MidCap Growth Portfolio posted exceptional returns in 1995, gaining 44.5%. This compares very favorably to the relative benchmark, the S&P MidCap 400, which had a return of 31.0% for the same period. Although many of the same factors which resulted in the strong performance returns for the Small Capitalization Portfolio were present in the MidCap Growth Portfolio, the Portfolio had the added benefit of being invested primarily in midcap stocks. Possibly the most exciting and yet to be recognized sector of the equities market, midcap stocks have many of the upside characteristics of small cap stocks without the attendant volatility attributable to a lack of liquidity.

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
The Alger American Leveraged AllCap Portfolio has only been in existence since January 25, 1995. We are very happy to report that the results for the period ended December 31, 1995 have been extraordinary. During this period the Portfolio's total return was a staggering 74.3% compared to the 34.9% which the S&P 500 returned over the same time frame. Our newest portfolio, the Leveraged AllCap Portfolio employs an "allcap" (small, medium and large capitalizations) portfolio management strategy which has been utilized by Fred Alger Management for more than 32 years. In addition, the Portfolio may employ a management technique known as leveraging, that is borrowing money for investment purposes, in order to increase the Portfolio's holdings and, therefore, its exposure to the stock market. It was through the careful use and precise timing of this technique that the Portfolio was able to realize returns in excess of twice those posted by the relative benchmark.

LOOKING AHEAD
Despite the strong gains in the stock market in 1995, we believe that the market remains undervalued when measured against both long-term and short-term interest rates. The ratio between earnings yield on the S&P Industrials and long-term interest rates expresses the effect interest rates have on stock market valuations. The most recent reading was well above the average of the last seven years and indicates that the stock market is very undervalued. Our proprietary model for the stock market valuation relative to short-term interest rates also indicates that the market has room to advance.

Quality growth stocks typically trade at 1.5 to 2.5 times the market multiples. When we analyze company multiples, we rank a sample of our universe of followed companies by the rate of growth and predictability of earnings, credit quality and market position. At the start of 1996, high quality growth companies traded at only a modest premium. In general, to get back to traditional valuations, we believe growth stocks could rise 50% relative to the market based on estimated1996 earnings per share.

The inescapable conclusion for us is that the market has more going for it over the next twelve months than at almost any other period in history:

1. The economy is moving ahead at a slow and hesitant rate, but nevertheless, the weight of evidence points to the fact that it is still moving ahead.

2. Corporations have never been as profitable as they are now. Overall , return on equity is at 20%, a new record. Consolidation and margin expansion have put corporate America in a wonderful position. The strong stock market and low interest rates have provided opportunities for financing so corporate balance sheets are in excellent shape.

3. Interest rates are low and may go lower, especially at the short end of the yield curve.

4.  There is modest inflation.

5. In an absolute sense and relative to debt, stocks are undervalued.

6. Relative to the market as a whole, growth stocks are undervalued.

Lastly, America's future is exciting and bright internationally. We lead in most aspects of technology, our comparative costs of manufacturing are very low, and our national deficit as a percentage of GDP is among the lowest in the world.

In conclusion, these are the best of times.

                      Respectfully submitted,

                      /s/ David D. Alger

                      David D. Alger
                      President

                           TABLE OF CONTENTS

Alger American Growth Portfolio:

      Portfolio Highlights ..................................       5

      Schedule of Investments ...............................     6-7

      Financial Highlights ..................................       8

Alger American Small Capitalization Portfolio:

      Portfolio Highlights ..................................       9

      Schedule of Investments ...............................   10-12

      Financial Highlights ..................................      13

Alger American Income and Growth Portfolio:

      Portfolio Highlights ..................................      14

      Schedule of Investments ...............................      15

      Financial Highlights ..................................      16

Alger American Balanced Portfolio:

      Portfolio Highlights ..................................      17

      Schedule of Investments ...............................   18-19

      Financial Highlights ..................................      20

Alger American MidCap Growth Portfolio:

      Portfolio Highlights ..................................      21

      Schedule of Investments ...............................   22-23

      Financial Highlights ..................................      24

Alger American Leveraged AllCap Portfolio:

      Portfolio Highlights ..................................      25

      Schedule of Investments ...............................   26-27

      Financial Highlights ..................................      28

Statements of Assets and Liabilities ........................      29

Statements of Operations ....................................      30

Statements of Cash Flows ....................................      31

Statements of Changes in Net Assets .........................   32-33

Notes to Financial Statements ...............................   34-36

Report of Independent Public Accountants ....................      37

--------------------------------------------------------------------------------
    ALGER AMERICAN GROWTH PORTFOLIO
    PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------


    The Alger American Growth Portfolio invests in companies which generally have broader product lines, markets, financial resources and depth of management than smaller, newer companies.

--------------------------------------------------------------------------------
    $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION January 9, 1989
--------------------------------------------------------------------------------

[The following table represents a chart in the printed piece]

               Alger
              American
               Growth       S&P 500
              --------      -------
01/09/89       10,000       10,000
12/31/89       12,410       13,012
12/31/90       12,924       12,598
12/31/91       18,144       16,437
12/31/92       20,390       17,684
12/31/93       24,971       19,460
12/31/94       25,330       19,717
12/31/95       34,542       27,127


    The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Growth Portfolio and the S&P 500 on January 9, 1989, the inception date of the Alger American Growth Portfolio. The figures for both the Alger American Growth Portfolio and the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends.


--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON THROUGH December 31, 1995
--------------------------------------------------------------------------------

                                        Average Annual Total Returns
                                   1 Year          5 Years       Since Inception
                                   ---------------------------------------------

Alger American Growth Portfolio    36.37%          21.73%            19.44%

S&P 500                            37.58%          16.59%            15.38%
                                   ---------------------------------------------


    PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995


--------------------------------------------------------------------------------

     SHARES      COMMON STOCKS--81.9%                                   VALUE
     ------                                                             -----

                 AIRLINES--1.0%
     70,000      Delta Air Lines Inc. .........................      $ 5,171,250
                                                                     -----------

                 BIO-TECHNOLOGY--1.2%
     96,900      Genzyme Corp.--General Division*+ ............        6,044,138
                                                                     -----------

                 BUILDING & CONSTRUCTION--2.0%
    273,525      Clayton Homes Inc. ...........................        5,846,596
    129,200      Pulte Corp.+ .................................        4,344,350
                                                                     -----------
                                                                      10,190,946
                                                                     -----------

                 COMMUNICATIONS--6.6%
     54,000      ADC Telecommunications, Inc.* ................        1,971,000
    161,000      America Online Inc.*+ ........................        6,037,500
    139,000      DSC Communications Corporation*+ .............        5,125,625
    125,000      Glenayre Technologies Inc.* ..................        7,781,250
    118,200      Tellabs, Inc.* ...............................        4,373,400
     90,000      U.S. Robotics Corp* ..........................        7,897,500
                                                                     -----------
                                                                      33,186,275
                                                                     -----------

                 COMPUTER RELATED &
                   BUSINESS EQUIPMENT--16.9%
    255,800      Altera Corporation* ..........................       12,726,050
    265,250      Bay Networks Inc.* ...........................       10,908,405
    161,600      Cisco Systems, Inc.* .........................       12,059,400
     82,500      Compaq Computer Corporation* .................        3,960,000
    224,800      Dell Computer Corporation* ...................        7,783,700
    204,300      Digital Equipment Corporation* ...............       13,100,738
    151,200      Seagate Technology*+ .........................        7,182,000
    216,600      3 Com Corp.* .................................       10,098,975
    231,900      Xilinx, Inc.*+ ...............................        7,072,950
                                                                     -----------
                                                                      84,892,218
                                                                     -----------

                 COMPUTER SOFTWARE--2.0%
     73,000      Broderbund Software Inc.* ....................        4,434,750
    184,000      Informix Corporation* ........................        5,520,000
                                                                     -----------
                                                                       9,954,750
                                                                     -----------

                 COMPUTER TECHNOLOGY--.5%
     99,800      Silicon Graphics, Inc.* ......................        2,744,500
                                                                     -----------

                 CONSUMER PRODUCTS--.1%
     19,000      CUC International Inc.* ......................          648,375
                                                                     -----------

                 DEFENSE--3.8%
     59,120      Lockheed Martin Corp. ........................        4,670,480
    157,400      Loral Corporation ............................        5,568,025
     96,100      McDonnell Douglas Corporation ................        8,841,200
                                                                     -----------
                                                                      19,079,705
                                                                     -----------

                 FINANCIAL SERVICES--4.5%
    191,863      First Data Corporation .......................       12,830,838
     95,000      Lehman Brothers Holdings Inc. ................        2,018,750
    110,000      Merrill Lynch & Co., Inc. ....................        5,610,000
     99,400      Schwab (Charles) Corporation (The)+ ..........        2,000,425
                                                                     -----------
                                                                      22,460,013
                                                                     -----------

                 HEALTHCARE--21.5%
    109,000      Apria Healthcare Group Inc.*+ ................        3,079,250
    238,500      Biochem Pharma Inc.*+ ........................        9,569,813
     61,600      Boston Scientific Corporation* ...............        3,018,400
    204,200      Cardinal Health, Inc. ........................       11,179,950
    184,000      Columbia/HCA Healthcare Corporation ..........        9,338,000
    317,000      Healthsource, Inc.*+ .........................       11,412,000
    163,000      Lilly (Eli) Co. ..............................        9,168,750
     98,600      Medtronic, Inc. ..............................        5,509,275
    163,800      Merck & Co., Inc. ............................       10,769,850
     43,400      Nellcor Puritan Bennett Inc.* ................        2,517,200
    175,000      Oxford Health Plans, Inc.* ...................       12,928,125
    166,200      SmithKline Beecham PLC ADS+ ..................        9,224,100
    183,500      Summit Technology Inc.*+ .....................        6,193,125
     65,000      United Healthcare Corporation ................        4,257,500
                                                                     -----------
                                                                     108,165,338
                                                                     -----------

                 INSURANCE--2.5%
      66,000     American International, Group Inc. ...........        6,105,000
     100,600     Travelers Group Inc. .........................        6,325,225
                                                                    ------------

                                                                      12,430,225
                                                                    ------------

                 LEISURE & ENTERTAINMENT--1.2%
     124,500     Viacom Inc. Cl. B* ...........................        5,898,188
                                                                    ------------

                 POLLUTION CONTROL--.2%
      50,000     USA Waste Services, Inc.* ....................          943,750
                                                                    ------------

                 RESTAURANTS &
                   LODGING--3.8%
      55,000     Cracker Barrel Old Country Stores, Inc.+ .....          948,750
     144,900     La Quinta Inns, Inc. .........................        3,966,638
     366,100     Lone Star Steakhouse & Saloon, Inc.*+ ........       14,049,088
                                                                    ------------
                                                                      18,964,476
                                                                    ------------

                 RETAILING--4.9%
      50,000     Cintas Corp. .................................        2,225,000
     191,500     The Gap, Inc. ................................        8,043,000
     569,000     OfficeMax, Inc.* .............................       12,731,375
      30,000     Viking Office Products, Inc.* ................        1,395,000
                                                                    ------------
                                                                      24,394,375
                                                                    ------------

                 SEMICONDUCTORS--6.9%
     154,400     Intel Corporation ............................        8,762,200
     118,000     LSI Logic Corporation* .......................        3,864,500
     174,500     Linear Technology Corporation ................        6,849,125
     358,000     Maxim Integrated Products, Inc.* .............       13,783,000
      50,000     Microchip Technology Incorporated* ...........        1,825,000
                                                                    ------------
                                                                      35,083,825
                                                                    ------------

                 MISCELLANEOUS--2.3%
     260,800     Service Corporation International ............       11,475,200
                                                                    ------------

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995 (Cont'd)


--------------------------------------------------------------------------------

    WARRANTS     COMMON STOCKS (CONTINUED)                              VALUE
    --------                                                            -----

                 TOTAL COMMON STOCKS
                 (COST $358,592,571) ..........................     $411,727,547
                                                                    ------------

                 WARRANTS
                 MANUFACTURING
           1     Windmere Corp. Warrant,
                 expires 1/19/98 (COST $1) ....................                0
                                                                    ------------

                 SHORT-TERM INVESTMENTS--18.8%
  PRINCIPAL      SHORT-TERM
   AMOUNT          CORPORATE NOTES--11.4%
  --------
$10,000,000      American Honda Finance Corp.,
                   5.75%, 2/8/96 ..............................       9,939,305
 12,500,000      Barnett Banks, Inc.,
                   5.85%, 1/10/96 .............................      12,481,719
 12,500,000      Countrywide Funding Corp.,
                   5.77%, 1/4/96 ..............................      12,493,990
 10,000,000      Mitsui & Co. (USA) Inc.,
                   5.68%, 1/26/96 .............................       9,960,555
 12,500,000      Triple-A One Funding Corp.,
                   5.85%, 1/5/96(a) ...........................      12,491,875
                                                                    ------------

                 TOTAL SHORT-TERM CORPORATE NOTES
                   (COST $57,367,444) .........................       57,367,444
                                                                    ------------


                          SECURITIES HELD UNDER
                            REPURCHASE
                            AGREEMENTS--7.4%
                          Securities Held Under Repurchase
                            Agreements, 5.80%-6.00%, 1/2/96,
                            with Bear, Stearns & Co. Inc., dtd
                            12/29/95, repurchase price
                            $37,620,468; collateralized by
                            U.S. Treasury Strips
                            (par value $109,684,000, due
                            5/15/01-8/15/16) ..................     $ 37,595,645
                                                                    ------------

                 TOTAL SHORT-TERM INVESTMENTS
                   (COST $94,963,089) .........................       94,963,089
                                                                    ------------

TOTAL INVESTMENTS ..................................
  (COST $453,555,661)(B) ...........................        100.7%   506,690,636

Liabilities in Excess Of Other Assets ..............          (.7)    (3,717,097)
                                                            -----   ------------
NET ASSETS .........................................        100.0%  $502,973,539
                                                            =====   ============

--------------------------------------------------------------------------------
*    Non-income producing security.
+    Securities partially or fully on loan.
(a)  Pursuant to Securities and Exchange  Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b)  At December 31, 1995, the net unrealized appreciation on investments, based on cost for  federal  income  tax  purposes  of  $453,555,661  amounted  to
     $53,134,975  which consisted of aggregate gross unrealized  appreciation of
     $58,285,984 and aggregate gross unrealized depreciation of $5,151,009.


                       See Notes to Financial Statements

THE ALGER AMERICAN FUND
ALGER AMERICAN GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------




                                                                        YEAR ENDED DECEMBER 31,
                                             ----------------------------------------------------------------
                                                             1995        1994      1993       1992      1991
-------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                       $ 23.13    $ 24.67    $ 20.17   $ 18.00    $ 12.86
-------------------------------------------------------------------------------------------------------------
  Net investment income                                       0.02       0.07       0.03      0.03       0.08(i)
  Net realized and unrealized gain on investments                        8.33       0.15      4.50       2.19
  5.11
-------------------------------------------------------------------------------------------------------------
      Total from investment operations                        8.35       0.22       4.53      2.22       5.19
-------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                       (0.07)     (0.03)     (0.03)    (0.03)     (0.05)
  Distributions from net realized gains                      (0.25)     (1.73)        --     (0.02)        --
-------------------------------------------------------------------------------------------------------------
      Total Distributions                                    (0.32)     (1.76)     (0.03)    (0.05)     (0.05)
-------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                             $ 31.16    $ 23.13    $ 24.67   $ 20.17    $ 18.00
=============================================================================================================
  Total Return                                              36.37%      1.45%     22.47%    12.38%     40.39%
=============================================================================================================
  Ratios and Supplemental Data:
    Net assets, end of year (000's omitted)               $502,974   $150,390    $74,878   $30,316
  $10,094
=============================================================================================================
    Ratio of expenses to average net assets                   .85%       .86%       .97%      .99%
  1.29%
=============================================================================================================
    Ratio of net investment income to average
      net assets                                             0.18%      0.48%      0.25%     0.33%      0.52%
=============================================================================================================
    Portfolio Turnover Rate                                118.33%    111.76%    112.64%    63.91%     58.95%
=============================================================================================================
(i) Amount was computed based on average shares outstanding during the period.

   ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1995 (UNAUDITED)


   The  Alger  American  Small   Capitalization   Portfolio  invests  in  small,
   fast-growing   companies  that  offer  innovative  products,   services,   or
   technologies to a rapidly expanding marketplace.


   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION September 21, 1988


[The following table represents a chart in the printed piece]

               Alger
              American
               Small                      Russell
           Capitalization   Wishire     2000 Growth
           --------------   -------     -----------
09/21/88       10,000       10,000
12/31/88        9,665       10,062       10,006.11
12/31/89       15,897       11,965       12,024.08
12/31/90       17,282        9,689        9,930.66
12/31/91       27,225       15,192       15,013.84
12/31/92       28,192       17,198       16,180.43
12/31/93       31,936       20,290       18,342.12
12/31/94       30,541       20,401       17,896.06
12/31/95       44,073       27,580       23,446.96


   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Small Capitalization Portfolio, Wilshire Small Company Growth Index and the Russell 2000 Growth Index on September 21, 1988, the inception date of the Alger American Small
   Capitalization Portfolio. The figures for the Alger American Small Capitalization Portfolio, Wilshire Small Company Growth Index (an unmanaged index of common stocks) and the Russell 2000 Growth Index (an unmanaged index of common stocks) include reinvestment of dividends.

   For the upcoming fiscal year, the Portfolio will use only the Russell 2000 Growth Index (the "Russell 2000") as a comparative index. The Portfolio has elected to change its comparative index because management of the Portfolio believes the size of the companies in the Russell 2000 is more representative of the size of the companies in which the Portfolio invests.


   PERFORMANCE COMPARISON THROUGH December 31, 1995
                                         Average Annual Total Returns
                                       1 Year       5 Years   Since Inception
                                       ----------------------------------------

     ALGER AMERICAN  SMALL
        CAPITALIZATION PORTFOLIO       44.31%       20.59%        22.60%

     WILSHIRE SMALL CO. GROWTH INDEX   35.19%       23.27%        14.96%

     RUSSELL 2000 GROWTH INDEX         31.04%       18.75%        12.42%
                                      ----------------------------------------

   PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995


--------------------------------------------------------------------------------

     SHARES    COMMON STOCKS--81.9%                                     VALUE
     -------                                                            -----
              APPAREL--1.9%
    186,200   Kenneth Cole Productions Inc. CI.A.* ........          $ 3,491,250
    126,000   St. John Knits, Inc.+ .......................            6,693,750
    190,700   Tommy Hilfiger Corporation*+ ................            8,080,913
                                                                     -----------
                                                                      18,265,913
                                                                     -----------

              BIO-TECHNOLOGY--5.1%
    253,900   Centocor, Inc.* .............................            7,839,163
    280,000   Cygnus, Inc.* ...............................            6,265,000
     25,000   Cytotherapeutics, Inc.* .....................              428,125
    238,000   Genzyme Corp.--General Division*+ ...........           14,845,250
     45,000   IDEC Pharmaceuticals Corp.* .................              877,500
    155,500   INCYTE Pharmaceuticals, Inc.*+ ..............            3,887,500
    110,000   Oncogene Science, Inc.* .....................            1,045,000
    275,000   Sepracor Inc.*+ .............................            5,053,125
    258,000   VISX, Inc.*+ ................................           10,062,000
                                                                     -----------
                                                                      50,302,663
                                                                     -----------

              BUILDING &
                CONSTRUCTION--1.4%
    397,500   Clayton Homes, Inc. .........................            8,496,563
     35,000   Continental Homes Holding Corp.+ ............              861,875
    136,600   U.S. Home Corporation*+ .....................            3,978,475
                                                                     -----------
                                                                      13,336,913
                                                                     -----------

              COMMUNICATIONS--11.3%
    167,400   ADC Telecommunications, Inc.* ...............            6,110,100
    311,400   Ascend Communications, Inc.* ................           25,262,325
    196,200   DSC Communications Corporation* .............            7,234,875
     25,000   DSP Communications, Inc.* ...................            1,090,625
    452,550   Glenayre Technologies Inc.* .................           28,171,238
    116,500   Mobile Telecommunications
              Technologies Corp.* .........................            2,490,188
    240,000   Network Equipment Technologies, Inc.*+ ......            6,570,000
     45,000   Premisys Communications Inc.* ...............            2,520,000
    424,200   Tellabs, Inc.* ..............................           15,695,400
    188,500   U.S. Robotics Corp.* ........................           16,540,875
                                                                     -----------
                                                                     111,685,626
                                                                     -----------

              COMPUTER RELATED &
                BUSINESS EQUIPMENT--11.1%
    376,400   Altera Corporation* .........................           18,725,900
    656,850   Bay Networks Inc.* ..........................           27,012,956
     60,000   Cisco Systems, Inc.* ........................            4,477,500
    274,000   Dell Computer Corporation* ..................            9,487,250
    335,000   Digital Equipment Corporation* ..............           21,481,875
    513,300   Gandalf Technologies Inc.* ..................            8,726,100
    142,500   Komag, Incorporated* ........................            6,572,813
    113,700   Teltrend, Inc.* .............................            5,315,475
    160,000   3 Com Corp.* ................................            7,460,000
                                                                     -----------
                                                                     109,259,869
                                                                     -----------



              COMPUTER SOFTWARE--9.0%
     20,000   Broderbund Software Inc.*+ ..................          $ 1,215,000
      2,500   CBT Group ADS* ..............................              132,500
    105,000   Computron Software, Inc.* ...................            1,890,000
    236,000   Comshare, Incorporated* .....................            6,136,000
    100,000   Dendrite International Inc.* ................            1,800,000
    488,600   Electronics For Imaging Inc.* ...............           21,376,250
     60,000   EPIC Design Technology, Inc.* ...............            1,260,000
    105,000   Hyperion Software Corp.* ....................            2,231,250
     40,000   Inference Corp. CI. A.* .....................              760,000
    631,000   Informix Corporation* .......................           18,930,000
    150,000   INSO Corp.*+ ................................            6,375,000
     78,000   Maxis, Inc.*+ ...............................            2,964,000
    130,700   Medic Computer Systems Inc.* ................            7,907,350
     35,000   Parametric Technology Corporation* ..........            2,327,500
    317,600   S3 Incorporated*+ ...........................            5,597,700
    218,500   Softkey International Inc.*+ ................            5,052,813
     50,000   Symantec Corp.* .............................            1,162,500
    100,000   Tracor Inc.* ................................            1,450,000
                                                                     -----------
                                                                      88,567,863
                                                                     -----------

              COMPUTER TECHNOLOGY--4.1%
    375,000   Adaptec, Inc.* ..............................           15,375,000
    145,000   ADFlex Solutions, Inc.*+ ....................            3,878,750
    233,300   C.P. Clare Corporation* .....................            4,782,650
    551,400   General Datacomm Industries, Inc.* ..........            9,442,725
    165,000   Pinnacle Systems, Inc.*+ ....................            4,083,750
     65,100   Sanmina Corporation*+ .......................            3,377,063
                                                                     -----------
                                                                      40,939,938
                                                                     -----------

              CONSUMER PRODUCTS--1.3%
     75,000   G&K Services, Inc. Cl. A ....................            1,912,500
    328,000   Oakley, Inc.* ...............................           11,152,000
                                                                     -----------
                                                                      13,064,500
                                                                     -----------

              FINANCIAL SERVICES--2.3%
     83,100   Advanta Corp., Class B ......................            3,022,763
     60,000   AMRESCO, Inc. ...............................              765,000
    281,000   Money Store, Inc.+ ..........................            4,390,625
    206,500   Oxford Resources Corp. Cl. A.* ..............            4,646,250
    467,400   Schwab (Charles) Corporation (The)+ .........            9,406,425
                                                                     -----------
                                                                      22,231,063
                                                                     -----------

              HEALTHCARE--20.8%
    268,200   Apria Healthcare Group Inc.* ................            7,576,650
    649,100   Biochem Pharma Inc.*+ .......................           26,045,138
     40,000   Cardinal Health, Inc. .......................            2,190,000
    134,000   CompDent Corp.*+ ............................            5,561,000
    102,500   Fuisz Technologies Ltd.*+ ...................            1,563,125
    230,000   Gliatech, Inc.* .............................            1,926,250
    218,700   HBO & Company ...............................           16,757,888
    196,650   Health Management Associates, Inc. Cl. A.* ..            5,137,481
    512,800   Healthsource, Inc.* .........................           18,460,800

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995 (Cont'd)


--------------------------------------------------------------------------------

              HEALTHCARE (CONTINUED)
    210,500   Hologic, Inc.* ..............................          $ 8,630,500
     65,000   I-Stat Corp.*+ ..............................            2,112,500
     25,000   IDEXX Laboratories Inc.* ....................            1,175,000
     35,000   IMNET Systems, Inc.*+ .......................              840,000
    353,000   Lincare Holdings, Inc.*+ ....................            8,825,000
    498,200   Liposome Company Inc.*+ .....................            9,964,000
    337,000   Medpartners/Mullikin, Inc.*+ ................           11,121,000
    100,000   Matrix Pharmaceuticals, Inc.* ...............            1,875,000
    200,000   Metra Biosystems, Inc.*+ ....................            3,450,000
      5,300   Nellcor Puritan Bennett Inc.* ...............              307,400
     90,000   Neuromedical Systems, Inc.*+ ................            1,811,250
    235,300   Omnicare, Inc.+ .............................           10,529,675
    216,500   Oxford Health Plans, Inc.*+ .................           15,993,938
     50,000   Perclose, Inc.* .............................              956,250
    254,800   PhyCor Inc.*+ ...............................           12,883,452
     55,000   Physicians Sales & Service, Inc.* ...........            1,567,500
     89,000   Quintiles Transnational Corp.* ..............            3,649,000
     75,000   Steris Corp.* ...............................            2,418,750
    172,500   Summit Technology Inc.*+ ....................            5,821,875
    158,600   Sybron International Corp.* .................            3,766,750
    264,600   Target Therapeutics, Inc.* ..................           11,311,650
                                                                     -----------
                                                                     204,228,822
                                                                     -----------

              POLLUTION CONTROL--2.5%
    100,000   Continential Waste Industries, Inc.*+ .......            1,162,500
    350,900   United Waste Systems, Inc.* .................           13,071,025
    525,800   USA Waste Service, Inc.* ....................            9,924,475
                                                                     -----------
                                                                      24,158,000
                                                                     -----------

              RESTAURANTS &
                LODGING--5.5%
    180,400   Apple South, Inc. ...........................            3,878,600
     86,800   Applebee's International, Inc. ..............            1,974,700
    201,700   Boston Chicken, Inc.*+ ......................            6,479,613
    508,400   Landry's Seafood Restaurants, Inc.*+ ........            8,674,829
    580,500   Lone Star Steakhouse & Saloon, Inc.*+ .......           22,276,688
    192,000   O'Charley's Inc.* ...........................            2,832,000
    211,000   Outback Steakhouse, Inc.*+ ..................            7,569,625
                                                                     -----------
                                                                      53,686,055
                                                                     -----------



              RETAILING--5.7%
    149,000   CompUSA Inc.*+ ..............................          $ 4,637,625
    155,500   The Gap, Inc. ...............................            6,531,000
    178,000   Gucci Group NV*+ ............................            6,919,750
    158,000   Global DirectMail Corp.*+ ...................            4,345,000
    159,750   Guest Supply Inc.*+ .........................            3,614,344
    417,650   OfficeMax, Inc.* ............................            9,344,919
     96,800   Talbots,Inc.+ ...............................            2,783,000
    297,000   Viking Office Products, Inc.*+ ..............           13,810,500
    245,000   Williams-Sonoma, Inc.*+ .....................            4,532,500
                                                                     -----------
                                                                      56,518,638
                                                                     -----------

              SEMICONDUCTORS--8.0%
    180,000   LSI Logic Corporation* ......................            5,895,000
    375,000   Linear Technology Corporation ...............           14,718,750
    818,800   Maxim Integrated Products, Inc.* ............           31,523,800
    612,125   Microchip Technology Incorporated* ..........           22,342,563
    297,700   TriQuint Semiconductor, Inc.* ...............            4,018,950
     35,000   Zoran Corp.*+ ...............................              726,250
                                                                     -----------
                                                                      79,225,313
                                                                     -----------

              SEMICONDUCTORS CAPITAL
                EQUIPMENT--2.1%
    106,700   ASM Lithography Holdings NV* ................            3,547,775
     89,000   Electroglas, Inc.*+ .........................            2,180,500
    267,250   GaSonics International Corp.* ...............            3,607,875
     50,000   PRI Automation, Inc.*+ ......................            1,756,250
     65,700   Semitool, Inc.* .............................              854,100
    171,000   Silicon Valley Group, Inc.* .................            4,317,750
    200,000   Tencor Instruments*+ ........................            4,875,000
                                                                     -----------
                                                                      21,139,250
                                                                     -----------

              MISCELLANEOUS--.1%
     30,000   COREStaff, Inc.*.............................            1,095,000
                                                                     -----------
              TOTAL COMMON STOCKS
              (COST $666,437,434)..........................          907,705,426
                                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995


   PRINCIPAL  SHORT-TERM INVESTMENTS-21.1%                              VALUE
    AMOUNT    SHORT-TERM CORPORATE NOTES-8.4%                          -------
   --------
$   254,000   American Honda Finance Corp.,
                5.75%, 2/8/96 .............................          $   252,458
 12,500,000   Anchor Funding Corp.,
                5.90%, 1/3/96(a) ..........................           12,495,903
 12,500,000   Barnett Banks, Inc.,
                5.85%, 1/10/96 ............................           12,481,719
 10,000,000   Countrywide Funding Corp.,
                5.77%, 1/4/96 .............................            9,995,192
              Philip Morris Cos. Inc.,
  2,946,000     5.70%, 1/4/96 .............................            2,944,601
  3,400,000     5.65%, 1/8/96 .............................            3,396,265
  6,600,000     5.62%, 1/9/96 .............................            6,591,757
  1,800,000   Sotheby's Inc.,
                5.80%, 1/29/96 ............................            1,791,880
 12,500,000   Transamerica Finance Corp.,
                5.81%, 1/2/96 .............................           12,497,982
 10,000,000   Triple-A One Funding Corp.,
                5.85%, 1/5/96(a) ..........................            9,993,500
 10,000,000   United Parcel Service Of America Inc.,
                5.85%, 1/4/96 .............................            9,995,125
                                                                     -----------

              TOTAL SHORT-TERM CORPORATE NOTES
              (COST $82,436,382 )                                     82,436,382
                                                                     -----------


            SECURITIES HELD UNDER
             REPURCHASE AGREEMENTS--   12.7%
            Securities Held Under Repurchase
             Agreements, 5.80%-6.00%,
             1/2/96, with Bear, Stearns & Co.
             Inc., dtd 12/29/95, repurchase price
             $125,135,400; collateralized by
             U.S. Treasury Bonds and
             U.S. Treasury Strips (par value
             $442,154,000, due 8/15/05-8/15/23) ..........         $ 125,052,300
                                                                   -------------

            TOTAL SHORT-TERM INVESTMENTS
              (COST $207,488,682) ........................           207,488,682
                                                                   -------------

TOTAL INVESTMENTS
  (COST $873,926,116)(B) ......................      113.3%        1,115,194,108
  Liabilities in Excess Of Other Assets .......      (13.3)        (130,981,960)
                                                     ------         ------------
NET ASSETS ....................................      100.0%        $ 984,212,148
                                                     ======         ============





--------------------------------------------------------------------------------
*  Non-income producing security.
+  Securities partially or fully on loan.
(a)Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.
(b)At December 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $873,926,116, amounted to $241,267,992 which consisted of aggregate gross unrealized appreciation of $262,127,949 and aggregate gross unrealized depreciation of $20,859,957.

THE ALGER AMERICAN FUND
ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

-------------------------------------------------------------------------------


                                                                        YEAR ENDED DECEMBER 31,
                                                  -------------------------------------------------
                                                1995       1994      1993        1992        1991
---------------------------------------------------------------------------------------------------
  Net asset value, beginning of year .....   $ 27.31     $ 30.88    $  27.26    $  26.79   $  17.02
---------------------------------------------------------------------------------------------------
  Net investment income (loss) ...........     (0.09)      (0.03)(i)   (0.06)      (0.06)     (0.03)
  Net realized and unrealized gain
    (loss) on investments ................     12.19       (1.45)       3.67        0.91       9.82
---------------------------------------------------------------------------------------------------
      Total from investment operations ...     12.10       (1.48)       3.62        0.85       9.79
---------------------------------------------------------------------------------------------------
  Dividends from net investment income ...        --          --          --          --      (0.02)
  Distributions from net realized gains ..        --       (2.09)         --       (0.38)        --
---------------------------------------------------------------------------------------------------
      Total Distributions ................        --       (2.09)         --       (0.38)     (0.02)
---------------------------------------------------------------------------------------------------
  Net asset value, end of year ...........   $ 39.41  $    27.31    $  30.88    $  27.26   $  26.79
===================================================================================================
  Total Return ...........................     44.31%     (4.38%)      13.28%      3.55%     57.54%
===================================================================================================
  Ratios and Supplemental Data:
    Net assets, end of year (000's omitted)  $984,212   $397,037    $238,850    $135,718   $ 56,798
===================================================================================================
    Ratio of expenses to average net assets     0.92%      0.96%       1.03%        .98%      1.06%
===================================================================================================
    Ratio of net investment income (loss) to
      average net assets .................     (0.48%)    (0.10%)     (0.35%)     (0.37%)     (0.12%)
====================================================================================================
    Portfolio Turnover Rate ..............     80.66%     17.61%     148.07%      108.06%    125.90%
====================================================================================================
(i) Amount was computed based on average shares outstanding during the period.












                       See Notes to Financial Statements

   ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1995 (UNAUDITED)


   The Alger American Income and Growth Portfolio seeks a high level of dividend income consistent with prudent investment mangement by investing in dividend paying equity securities. Capital appreciation is a secondary objective of the Portfolio.



   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION November 15, 1988


[The following table represents a chart in the printed piece]

                Alger
              American
             Income and
               Growth     S&P 500
             ----------   -------
11/15/88       10,000     10,000
12/31/88       10,095     10,422
12/31/89       10,842     13,715
12/31/90       10,872     13,279
12/31/91       13,428     17,325
12/31/92       14,589     18,640
12/31/93       16,097     20,512
12/31/94       14,765     20,783
12/31/95       19,952     28,593


   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Income and Growth Portfolio and the S&P 500 on November 15, 1988, the inception date of the Alger American Income and Growth Portfolio. Figures for the Alger American Income and Growth Portfolio and the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends.



   PERFORMANCE COMPARISON THROUGH DECEMBER 31, 1995

                                        AVERAGE ANNUAL TOTAL RETURNS
                                    1 YEAR       5 YEARS   SINCE INCEPTION
                                  ----------------------------------------

    ALGER AMERICAN INCOME
      AND GROWTH PORTFOLIO          35.13%       12.91%        10.17%

    S&P 500                         37.58%       16.59%        15.88%
                                  ----------------------------------------

   PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995


--------------------------------------------------------------------------------


   SHARES   COMMON STOCKS--88.2%                                       VALUE
   ------                                                              -----

            BUILDING &
            CONSTRUCTION--4.5%
    3,600   Continental Homes Holding Corp.+ ......................  $    88,650
    9,000   Pulte Corp ............................................      302,625
                                                                     -----------
                                                                         391,275
                                                                     -----------

            COMPUTER RELATED &
            BUSINESS EQUIPMENT--18.2%
    5,600   Altera Corporation* ...................................      278,600
    7,100   Bay Networks Inc.* ....................................      291,988
    3,900   Cisco Systems, Inc.* ..................................      291,038
    4,700   Digital Equipment Corporation* ........................      301,388
    8,800   3 Com Corp.* ..........................................      410,300
                                                                     -----------
                                                                       1,573,314
                                                                     -----------

            COMPUTER SOFTWARE--3.4%
    9,900   Informix Corporation* .................................      297,000
                                                                     -----------

            DEFENSE--7.0%
    3,850   Lockheed Martin Corporation ...........................      304,150
    3,300   McDonnell Douglas Corporation .........................      303,600
                                                                     -----------
                                                                         607,750
                                                                     -----------

            FINANCIAL SERVICES--7.2%
    4,837   First Data Corporation ................................      323,474
    5,800   Merrill Lynch & Co., Inc. .............................      295,800
                                                                     -----------
                                                                         619,274
                                                                     -----------

            HEALTHCARE--24.5%
    5,600   Cardinal Health, Inc. .................................      306,600
    5,900   Columbia/HCA Healthcare Corporation ...................      299,425
    5,300   Lilly (Eli) Co. .......................................      298,125
    5,300   Medtronic, Inc. .......................................      296,138
    4,600   Merck & Co., Inc. .....................................      302,450
    6,900   Omnicare, Inc.+ .......................................      308,775
    5,500   SmithKline Beecham PLC ADS+ ...........................      305,250
                                                                     -----------
                                                                       2,116,763
                                                                     -----------

            INSURANCE--7.2%
    3,200   American International Group ..........................      296,000
    5,100   Travelers Group Inc. ..................................      320,663
                                                                     -----------
                                                                         616,663
                                                                     -----------


            MANUFACTURING--4.1%
    8,850   Precision Castparts Corp.+ ............................      351,788
                                                                     -----------

            SEMICONDUCTORS--8.3%
    2,500   Linear Technology Corporation .........................       98,125
    8,100   Maxim Integrated Products, Inc.* ......................      311,850
    8,300   Microchip Technology Incorporated*+ ...................      302,950
                                                                     -----------
                                                                         712,925
                                                                     -----------

            MISCELLANEOUS--3.8%
    7,500   Service Corporation International .....................     330,000
                                                                     -----------

            TOTAL COMMON STOCKS
              (COST $6,252,431) ...................................    7,616,752
                                                                     -----------


 Principal         SHORT-TERM INVESTMENTS--365.9%
  Amount           SHORT-TERM CORPORATE NOTES--127.1%
-----------
$ 1,500,000        AT&T Corp.,
                     5.78%, 1/2/96 ...............................     1,499,759
  1,750,000        American Honda Finance Corp.,
                     5.75%, 2/8/96 ...............................     1,739,378
  1,500,000        Anheuser-Busch Companies Inc.,
                     5.85%, 1/3/96 ...............................     1,499,513
  1,500,000        Bridgestone/Firestone Inc.,
                     6.08%, 1/4/96 ...............................     1,499,240
  1,750,000        Mitsui & Co., (USA) Inc.,
                     5.68%, 1/26/96 ..............................     1,743,097
  1,500,000        Philip Morris Cos. Inc.,
                     5.92%, 1/3/96 ...............................     1,499,504
  1,500,000        Spiegel Funding Corp.,
                     6.00%, 1/2/96 ...............................     1,499,750
                                                                     -----------

            TOTAL SHORT-TERM CORPORATE NOTES
              (COST $10,980,241) .................................    10,980,241
                                                                     -----------


            SHORT-TERM U.S. GOVERNMENT
              OBLIGATIONS--218.8%
19,000,000  U.S. Treasury Bills, 4.45%, 2/8/96
              (Cost $18,910,753) .................................    18,910,753
                                                                     -----------

            SECURITIES HELD
              UNDER REPURCHASE
              AGREEMENTS--20.0%
            Securities Held Under Repurchase
             Agreements, 5.80%-6.00%, 1/2/96,
             with Bear, Stearns & Co. Inc., dtd 12/29/95,
             repurchase price $1,726,553; collateralized
             by  U.S. Treasury Strips (par value
             $4,355,000, due 2/15/11) ............................     1,725,424
                                                                     -----------

            TOTAL SHORT-TERM INVESTMENTS
              (COST $31,616,418) ................................     31,616,418
                                                                     -----------


TOTAL INVESTMENTS
  (COST $37,868,849)(A) ....................            454.1%        39,233,170

Liabilities in Excess Of Other Assets                  (354.1)      (30,593,711)
                                                        -----       ------------

NET ASSETS .................................            100.0%      $  8,639,459
                                                        =====       ============

*  Non-income producing security.
+  Securities partially or fully on loan.
(a)At December 31, 1995, the net unrealized appreciation on investments, based on costs for federal income tax purposes of $37,868,849, amounted to $1,364,321 which consisted of aggregate gross unrealized appreciation of $1,417,926 and aggregate gross unrealized depreciation of $53,605.

                       See Notes to Financial Statements

THE ALGER AMERICAN FUND
ALGER AMERICAN INCOME AND GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------



                                                                        YEAR ENDED DECEMBER 31,
                                                  -----------------------------------------------------------
                                                          1995        1994        1993        1992      1991
-------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of year                     $ 13.30     $ 15.31    $ 13.93     $ 13.08   $ 10.67
-------------------------------------------------------------------------------------------------------------
  Net investment income                                     0.11(i)     0.17       0.07        0.08      0.09
  Net realized and unrealized gain
    (loss) on investments                                   4.54       (1.47)      1.37        1.02      2.41
-------------------------------------------------------------------------------------------------------------
      Total from investment operations                      4.65       (1.30)      1.44        1.10      2.50
-------------------------------------------------------------------------------------------------------------
  Dividends from net investment income                     (0.16)      (0.15)     (0.06)      (0.12)    (0.09)
  Distributions from net realized gains                       --       (0.56)        --       (0.13)       --
-------------------------------------------------------------------------------------------------------------
      Total Distributions                                  (0.16)      (0.71)     (0.06)      (0.25)    (0.09)
-------------------------------------------------------------------------------------------------------------
  Net asset value, end of year                           $ 17.79     $ 13.30    $ 15.31     $ 13.93   $ 13.08
=============================================================================================================
  Total Return                                            35.13%      (8.28%)    10.34%       8.64%    23.51%
=============================================================================================================
  Ratios and Supplemental Data:
    Net assets, end of year (000's omitted)           $    8,639    $ 29,135   $ 31,895     $ 8,671   $ 2,663
=============================================================================================================
    Ratio of expenses to average net assets                 .75%        .75%       .97%       1.25%     1.25%
=============================================================================================================
    Decrease reflected in above expense ratios
      due to expense reimbursements                           --          --         --       0.01%     0.66%
=============================================================================================================
    Ratio of net investment income to average
      net assets                                           0.61%       1.22%      1.51%       1.62%     2.54%
=============================================================================================================
    Portfolio Turnover Rate                              164.05%     177.97%    105.80%     100.62%    61.11%
=============================================================================================================
(i) Amount was computed based on average shares outstanding during the period.


   ALGER AMERICAN BALANCED PORTFOLIO
   PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1995 (UNAUDITED)


   The Alger  American  Balanced  Portfolio  invests in stocks of companies with growth potential and fixed-income securities, with emphasis on income-producing securities which appear to have some potential for capital appreciation.



   $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION September 5, 1989


[The following table represents a chart in the printed piece]

               Alger
              American              Lehman Govt/
              Balanced    S&P 500  Corp Bond Index
              --------    -------  ---------------
09/05/89       10,000      10,000       10,000
12/31/89       10,265      10,170       10,399
12/31/90       10,933       9,847       11,261
12/31/91       11,447      12,847       13,077
12/31/92       12,535      13,822       14,067
12/31/93       13,511      15,210       15,623
12/31/94       12,935      15,410       15,075
12/31/95       16,638      21,201       17,975


   The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Balanced Portfolio, the S&P 500, and the Lehman Government/Corporate Bond Index on September 5, 1989, the inception date of the Alger American Balanced Portfolio. Figures for the Alger American Balanced Portfolio, the S&P 500, an unmanaged index of common stocks, and the Lehman Government/Corporate Bond Index, an unmanaged index of government and corporate bonds, include reinvestment of dividends and/or interest.


   PERFORMANCE COMPARISON THROUGH December 31, 1995
                                              Average Annual Total Returns
                                        1 Year       5 Years   Since Inception
                                       ---------------------------------------

    Alger American Balanced Portfolio   28.62%         8.75%        8.38%

    S&P 500                             37.58%        16.59%       12.63%

    Lehman Corp./Gov't Bond Index       19.24%         9.80%        9.73%
                                      ----------------------------------------

   PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995
--------------------------------------------------------------------------------

   SHARES  COMMON STOCKS--81.9%                                        VALUE
   ------                                                              -----

           BUILDING & CONSTRUCTION--2.2%
   3,750   Clayton Homes, Inc. .........................             $    80,156
                                                                     -----------

           COMPUTER RELATED &
           BUSINESS EQUIPMENT--15.6%
   1,900   Altera Corporation* .........................                  94,525
   2,350   Bay Networks Inc.* ..........................                  96,644
   1,300   Cisco Systems, Inc.* ........................                  97,013
   2,800   Dell Computer Corporation* ..................                  96,950
   1,600   Digital Equipment Corporation* ..............                 102,600
   1,800   3 Com Corp.* ................................                  83,925
                                                                     -----------
                                                                         571,657
                                                                     -----------

           COMPUTER SOFTWARE--2.7%
   3,300   Informix Corporation* .......................                  99,000
                                                                     -----------


           DEFENSE--2.7%
   1,241   Lockheed Martin Corp. .......................                  98,039
                                                                     -----------


           FINANCIAL SERVICES--2.8%
   1,513   First Data Corporation ......................                 101,182
                                                                     -----------


           HEALTHCARE--10.5%
   1,900   Cardinal Health, Inc. .......................                 104,025
   2,000   Columbia/HCA Healthcare Corporation .........                 101,500
   1,500   Merck & Co., Inc. ...........................                  98,625
   1,100   Oxford Health Plans, Inc.* ..................                  81,263
                                                                     -----------
                                                                         385,413
                                                                     -----------

           INSURANCE--2.5%
   1,000   American International Group ................                  92,500
                                                                     -----------


           RESTAURANTS & LODGING--2.7%
   2,600   Lone Star Steakhouse & Saloon, Inc.* ........                  99,775
                                                                     -----------


           RETAILING--2.6%
   2,300   The Gap, Inc. ...............................                  96,600
                                                                     -----------


           SEMICONDUCTORS--2.8%
   2,700   Maxim Intergrated Products, Inc.* ...........                 103,950
                                                                     -----------

            TOTAL COMMON STOCK
              (COST $1,360,879)                                        1,728,272
 .......................................................             -----------

PRINCIPAL
 AMOUNT     CORPORATE BONDS--11.7%                                     VALUE
--------                                                               -----

            AUTOMOTIVE--5.9%
$200,000    Ford Motor Credit Corp.,
              7.75%, 11/15/02 ..........................             $  217,912
                                                                     ----------

            FINANCIAL SERVICES--2.9%
 100,000    Associates Corp. of North America
              7.50%, 4/15/02 ...........................                 107,710
                                                                     -----------

            INSURANCE--2.9%
 100,000    Travelers Inc.,
              7.75%, 6/15/99 ...........................                105,644
                                                                     -----------

            TOTAL CORPORATE BONDS
              (COST $403,681) ..........................                 431,266
                                                                     -----------
            U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS--30.0%
 200,000    U.S. Treasury Notes, 7.50%, 10/31/99 .......                 214,750
 200,000    U.S. Treasury Notes, 7.50%, 5/15/02 ........                 221,906
 200,000    U.S. Treasury Bonds, 7.625%, 11/15/22 ......                 241,562
 200,000    Federal Home Loan Mortgage Corp.,
              8.20%, 1/16/98 ...........................                 205,812
 200,000    Federal National Mortgage Association,
              8.50%, 2/1/05 ............................                 219,126
                                                                     -----------

            TOTAL U.S. GOVERNMENT & AGENCY
              OBLIGATIONS (COST $989,251)                              1,103,156
                                                                     -----------

            SHORT-TERM INVESTMENTS--271.0%
            SHORT-TERM CORPORATE NOTES--122.5%
 500,000    Anheuser-Busch Companies Inc.,
              5.85%,1/3/96 .............................                 499,838
 500,000    AT&T Corp.,
              5.78%, 1/2/96 ............................                 499,920
 500,000    Bridgestone/Firestone Inc.,
              6.08%, 1/4/96 ............................                 499,747
 500,000    Dupont (E.I.) De Nemours & Co.,
              5.95%, 1/5/96 ............................                 499,669
 500,000    GTE California Inc.,
              5.92%, 1/5/96 ............................                 499,671
 500,000    Mitsui & Co., (USA) Inc.,
              5.68%, 1/26/96 ...........................                 498,028
 500,000    PHH Corp.,
              5.95%, 1/2/96 ............................                 499,917
 500,000    Philip Morris Cos. Inc.,
              5.92%, 1/3/96 ............................                 499,835
 500,000    Spiegel Funding Corp.,
              6.00%, 1/2/96 ............................                 499,917
                                                                     -----------

            TOTAL SHORT-TERM CORPORATE NOTES
              (COST $4,496,542) ........................               4,496,542
                                                                     -----------

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995 (Cont'd)
--------------------------------------------------------------------------------


            SHORT-TERM
              U.S. GOVERNMENT
              OBLIGATIONS--135.6%
$5,000,000  U.S. Treasury Bills, 4.45%, 2/8/96 .........            $  4,976,512
                                                                    ------------
              (COST $4,976,512)

            SECURITIES HELD UNDER
              REPURCHASE
              AGREEMENTS--12.9%
            Securities Held Under Repurchase
              Agreements, 5.80%, 1/2/96,
              with Bear, Stearns & Co. Inc., dtd
              12/29/95, repurchase price $474,547;
              collateralized by U.S. Treasury Bonds
              (par value $2,500,000, due
              2/15/23) .................................                 474,242
                                                                    ------------

            TOTAL SHORT-TERM INVESTMENTS
              (COST $9,947,296) .......................                9,947,296
                                                                    ------------

TOTAL INVESTMENTS
  (COST $12,701,107)(a)                                     359.8%    13,209,990

Liabilities in Excess Of Other Assets                      (259.8)   (9,538,821)
                                                           ------     ----------
NET ASSETS                                                  100.0%  $ 3,671,169
                                                           ======   ============



*  Non-income producing security.
(a)At December 31, 1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $12,701,107, amounted to $508,883 which consisted of aggregate gross unrealized appreciation of $522,176 and aggregate gross unrealized depreciation of $13,293.

THE ALGER AMERICAN FUND
ALGER AMERICAN BALANCED PORTFOLIO (I)
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


                                                                                    YEAR ENDED DECEMBER 31,
                                                      ------------------------------------------------------------------------------
                                                         1995             1994             1993           1992          1991
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                  $   10.80        $   11.58          $ 10.77        $ 10.02        $ 10.01
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                    0.33(ii)         0.20             0.15           0.22           0.45
   Net realized and unrealized gain
     (loss) on investments                                  2.73            (0.70)            0.69           0.72           0.01
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                     3.06            (0.50)            0.84           0.94           0.46
------------------------------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                    (0.22)           (0.13)           (0.03)         (0.19)         (0.45)
   Distributions from net realized gains                      --            (0.15)              --             --             --
------------------------------------------------------------------------------------------------------------------------------------
       Total Distributions                                 (0.22)           (0.28)           (0.03)         (0.19)         (0.45)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                        $   13.64        $   10.80          $ 11.58        $ 10.77        $ 10.02
====================================================================================================================================
   Total Return                                           28.62%           (4.27%)           7.79%          9.48%          4.70%
====================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)           $   3,671         $ 10,394          $ 7,848        $ 4,009        $ 1,487
====================================================================================================================================
     Ratio of expenses to average net assets               1.00%            1.08%            1.25%          1.25%          1.25%
====================================================================================================================================
     Decrease reflected in above expense ratios
       due to expense reimbursements                          --               --            0.19%          0.42%          1.37%
====================================================================================================================================
     Ratio of net investment income to average
       net assets                                          2.49%            2.30%            2.05%          1.99%          4.22%
====================================================================================================================================
     Portfolio Turnover Rate                             113.02%           78.80%           85.46%         15.27%             --
====================================================================================================================================

(i) Prior to October 1, 1992, the American Balanced Portfolio was the American Fixed Income Portfolio.
(ii) Amount was computed based on average shares outstanding during the period.

--------------------------------------------------------------------------------
    ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
    PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

    The Alger American MidCap Growth Portfolio invests in mid-sized companies.

--------------------------------------------------------------------------------
    $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION May 3, 1993
--------------------------------------------------------------------------------


[The following table represents a chart in the printed piece]

               Alger
             American
              Midcap
              Growth   S&P Midcap 400
              ------   --------------
05/23/93      10,000      10,000
12/31/93      13,867      11,297
12/31/94      13,653      10,893
12/31/95      19,722      14,624


    The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American MidCap Growth Portfolio and the S&P MidCap 400 on May 3, 1993, the inception date of the Alger American MidCap Growth Portfolio. Figures for the Alger American MidCap Growth Portfolio and the S&P MidCap 400, an unmanaged index of common stock, include reinvestment of dividends.



--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON THROUGH December 31, 1995
--------------------------------------------------------------------------------
                                               Average Annual Total Return
                                             1 Year              Since Inception
                                           -------------------------------------

Alger American MidCap Growth Portfolio        44.45%                 29.02%

S&P MidCap 400                                30.95%                 14.24%
                                           -------------------------------------

PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995
--------------------------------------------------------------------------------
     Shares       COMMON STOCKS--91.6%                                Value
     ------                                                           -----
                  APPAREL--.9%
     38,000       Tommy Hilfiger Corporation* .............     $     1,610,250
                                                                ---------------

                  BIO-TECHNOLOGY--2.2%
     42,300       Centocor, Inc.* .........................           1,306,012
     45,100       Genzyme Corp.--General Division* ........           2,813,113
                                                                ---------------

                                                                      4,119,125
                                                                ---------------

                  BUILDING AND
                    CONSTRUCTION--2.6%
    118,025       Clayton Homes, Inc. .....................           2,522,783
     68,500       Pulte Corp. .............................           2,303,313
                                                                ---------------

                                                                      4,826,096
                                                                ---------------

                  COMMUNICATIONS--8.9%
     30,000       America Online, Inc.*+ ..................           1,125,000
     60,000       Ascend Communications, Inc.* ............           4,867,500
     47,800       DSC Communications Corporation* .........           1,762,625
     54,050       Glenayre Technologies Inc.* .............           3,364,612
     64,000       Tellabs, Inc.* ..........................           2,368,000
     33,600       U.S. Robotics Corp.* ....................           2,948,400
                                                                ---------------

                                                                     16,436,137
                                                                ---------------

                  COMPUTER RELATED &
                    BUSINESS EQUIPMENT--13.3%
     99,900       Altera Corporation* .....................           4,970,025
    104,850       Bay Networks Inc.* ......................           4,311,955
    101,300       Dell Computer Corporation* ..............           3,507,512
     50,000       Digital Equipment Corporation* ..........           3,206,250
     74,000       Seagate Technology*+ ....................           3,515,000
     45,000       3 Com Corp.* ............................           2,098,125
     97,200       Xilinx Inc.* ............................           2,964,600
                                                                ---------------

                                                                     24,573,467
                                                                ---------------

                  COMPUTER SOFTWARE--4.9%
     40,000       Broderbund Software, Inc.*+ .............           2,430,000
     10,000       Computron Software, Inc.* ...............             180,000
     50,000       Electronics For Imaging Inc.* ...........           2,187,500
     54,000       Informix Corporation* ...................           1,620,000
    113,100       Softkey International Inc.*+ ............           2,615,437
                                                                ---------------

                                                                      9,032,937
                                                                ---------------

                  COMPUTER TECHNOLOGY--1.4%
     35,000       Adaptec, Inc.* ..........................           1,435,000
     64,000       General Datacomm Industries, Inc.* ......           1,096,000
                                                                ---------------

                                                                      2,531,000
                                                                ---------------

                  CONSUMER PRODUCTS--2.6%
     70,500       CUC International Inc.* .................           2,405,813
     70,200       Oakley, Inc.* ...........................           2,386,800
                                                                ---------------

                                                                      4,792,613
                                                                ---------------

     Shares                                                           Value
     ------                                                           -----
                  FINANCIAL SERVICES--4.8%
     50,000       Advanta Corp., Class B ..................     $     1,818,750
     55,506       First Data Corporation ..................           3,711,964
    167,500       Money Store, Inc.+ ......................           2,617,188
     40,000       Schwab (Charles) Corporation (The)+ .....             805,000
                                                                ---------------

                                                                      8,952,902
                                                                ---------------

                  HEALTHCARE--20.5%
     52,100       Apria Healthcare Group Inc.* ............           1,471,825
    145,600       Biochem Pharma Inc.*+ ...................           5,842,200
     30,000       Boston Scientific Corporation* ..........           1,470,000
     96,100       Cardinal Health, Inc. ...................           5,261,475
     33,750       Health Management Associates, Inc.* .....             881,719
    158,800       Healthsource, Inc.* .....................           5,716,800
     45,000       IDEXX Laboratories Inc.* ................           2,115,000
    135,000       Liposome Company Inc.*+ .................           2,700,000
     66,500       MedPartners/Mullikin, Inc.*+ ............           2,194,500
     21,500       Nellcor Puritan Bennett Inc.*+ ..........           1,247,000
     40,700       Oxford Health Plans, Inc.* ..............           3,006,713
    119,550       Summit Technology Inc.*+ ................           4,034,813
     30,000       United Healthcare Corporation ...........           1,965,000
                                                                ---------------

                                                                     37,907,045
                                                                ---------------

                  LEISURE &
                    ENTERTAINMENT--.5%
     27,000       Mirage Resorts, Incorporated* ...........             931,500
                                                                ---------------

                  POLLUTION CONTROL--3.1% .................
     91,300       United Waste Systems, Inc.* .............           3,400,925
    127,700       USA Waste Services, Inc.* ...............           2,410,338
                                                                ---------------

                                                                      5,811,263
                                                                ---------------

                  RESTAURANTS &
                    LODGING--5.6%
     78,700       Boston Chicken Inc.*+ ...................           2,528,238
    144,300       Lone Star Steakhouse & Saloon, Inc.* ....           5,537,513
     63,500       Outback Steakhouse, Inc.* ...............           2,278,062
                                                                ---------------

                                                                     10,343,813
                                                                ---------------

                  RETAILING--9.5%
     40,600       Cintas Corp. ............................           1,806,700
     82,400       CompUSA Inc.*+ ..........................           2,564,700
     45,000       The Gap, Inc. ...........................           1,890,000
     90,000       Global DirectMail Corp.* ................           2,475,000
     25,000       Gucci Group NV*+ ........................             971,875
    240,200       OfficeMax, Inc.* ........................           5,374,475
     56,400       Viking Office Products Inc.* ............           2,622,600
                                                                ---------------

                                                                     17,705,350
                                                                ---------------

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995 (Cont'd)
--------------------------------------------------------------------------------

     Shares       COMMON STOCKS (Continued)                           Value
     ------                                                           -----
                  SEMICONDUCTORS--7.1%
     58,600       LSI Logic Corporation* ..................     $     1,919,150
     80,000       Linear Technology Corporation ...........           3,140,000
    151,800       Maxim Integrated Products, Inc.* ........           5,844,300
     65,000       Microchip Technology Incorporated* ......           2,372,500
                                                                ---------------

                                                                     13,275,950
                                                                ---------------

                  SEMICONDUCTORS
                    CAPITAL EQUIPMENT--.9%
     35,000       ASM Lithography Holdings NV* ............           1,163,750
     23,300       Silicon Valley Group, Inc.* .............             588,325
                                                                ---------------

                                                                      1,752,075
                                                                ---------------

                  MISCELLANEOUS--2.8%
    119,000       Service Corporation International .......           5,236,000
                                                                ---------------

                  TOTAL COMMON STOCKS
                    (COST $138,228,577) ...................         169,837,523
                                                                ---------------

    Principal
     Amount      SHORT TERM INVESTMENTS--16.3%                        Value
     ------                                                           -----
                 SHORT-TERM
                   CORPORATE NOTES--6.7%

 $5,000,000       Barnett Banks, Inc.
                    5.85%, 1/10/96 ........................     $     4,992,688
  7,500,000       Philip Morris Cos. Inc.
                    5.70%, 1/04/96 ........................           7,496,437
                                                                ---------------

                  TOTAL SHORT-TERM CORPORATE NOTES
                    (COST $12,489,125) ....................          12,489,125
                                                                ---------------

                  SECURITIES HELD
                    UNDER REPURCHASE
                    AGREEMENTS--9.6%
                  Securities Held Under Repurchase
                    Agreements, 5.80%-6.00%, 1/2/96,
                    with Bear, Stearns & Co. Inc., dtd
                    12/29/95, repurchase price
                    $17,698,587; collateralized by
                    U.S. Treasury Bonds and U.S.
                    Treasury Strips (par value $62,675,000,
                    due 8/15/10-2/15/23) ..................          17,686,905
                                                                ---------------

                  TOTAL SHORT-TERM INVESTMENTS
                   (COST $30,176,030) .....................          30,176,030
                                                                ---------------

TOTAL INVESTMENTS
  (COST $168,404,607)(A)                              107.9%        200,013,553
Liabilities in Excess Of Other Assets                  (7.9)        (14,664,790)
                                                   --------     ---------------
NET ASSETS                                            100.0%        $185,348,763
                                                   ========     ================
--------------------------------------------------------------------------------
  *  Non-income producing security.
  +  Securities partially or fully on loan.
(a) At December 31,1995, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $168,404,607, amounted to $31,608,946 which consisted of aggregate gross unrealized appreciation of $35,398,742 and aggregate gross unrealized depreciation of $3,789,796.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
ALGER AMERICAN MIDCAP GROWTH PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------





                                                                                                             FROM MAY 3, 1993
                                                                     YEAR ENDED DECEMBER 31,                 (COMMENCEMENT OF
                                                                 -------------------------------                OPERATIONS)
                                                                   1995                   1994            TO DECEMBER 31, 1993(I)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, beginning of year                              $ 13.46                $ 13.72                 $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                                      (0.03)                  0.00(ii)               (0.02)
   Net realized and unrealized gain (loss) on investments             6.01                  (0.21)                   3.88
------------------------------------------------------------------------------------------------------------------------------------
       Total from investment operations                               5.98                  (0.21)                   3.86
   Distributions from net realized gains                                --                  (0.05)                  (0.14)
------------------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of year                                  $   19.44                $ 13.46                 $ 13.72
====================================================================================================================================
   Total Return                                                     44.45%                 (1.54%)                 38.67%
====================================================================================================================================
   Ratios and Supplemental Data:
     Net assets, end of year (000's omitted)                      $185,349                $62,178                 $21,301
====================================================================================================================================
     Ratio of expenses to average net assets                         0.90%                  0.97%                   1.50%
====================================================================================================================================
     Decrease reflected in above expense ratio
       due to expense reimbursements                                    --                     --                   0.03%
====================================================================================================================================
     Ratio of net investment income (loss) to average
       net assets                                                   (0.25%)                 0.03%                  (0.58%)
====================================================================================================================================
     Portfolio Turnover Rate                                       104.74%                 83.96%                  67.22%
====================================================================================================================================

 (i)  Ratios have been annualized; total return has not been annualized.
(ii)  Amount was computed based on average shares outstanding during the period.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
    ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
    PORTFOLIO HIGHLIGHTS THROUGH DECEMBER 31, 1995 (UNAUDITED)
--------------------------------------------------------------------------------

    The Alger American Leveraged AllCap Portfolio focuses on companies with promising growth potential and uses some special investment tools such as leveraging and options and futures transactions.

--------------------------------------------------------------------------------
    $10,000 HYPOTHETICAL INVESTMENT SINCE INCEPTION January 25, 1995
--------------------------------------------------------------------------------


[The following table represents a chart in the printed piece]

               Alger
             American
             Leveraged
              AllCap      S&P 500
              ------      -------
01/25/95      10,000      10,000
12/31/95      17,430      13,489


    The chart above illustrates the growth in value of a hypothetical $10,000 investment made in the Alger American Leveraged AllCap Portfolio and the S&P 500 on January 25, 1995, the inception date of the Alger American Leveraged AllCap Portfolio. Figures for the Alger American Leveraged AllCap Portfolio and the S&P 500, an unmanaged index of common stocks, include reinvestment of dividends.
--------------------------------------------------------------------------------
    PERFORMANCE COMPARISON THROUGH December 31, 1995
--------------------------------------------------------------------------------
                                                 Cumulative Total Return
                                                     Since Inception
                                                -------------------------

    Alger American Leveraged AllCap Portfolio            74.30%

    S&P  500                                             34.89%
                                                -------------------------

    PERFORMANCE FIGURES DO NOT REFLECT DEDUCTION OF INSURANCE CHARGES AGAINST ASSETS OR ANNUITIES. IF THESE CHARGES WERE DEDUCTED, THE TOTAL RETURN FIGURES WOULD BE LOWER. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995
--------------------------------------------------------------------------------
     Shares      COMMON STOCKS--95.4%                                 Value
     ------                                                           -----
                 BIO-TECHNOLOGY--11.3%
      3,500      CellPro Incorporated* ....................     $        56,000
      3,000      Centocor, Inc.* ..........................              92,625
      2,000      Cygnus Inc.* .............................              44,750
      3,400      Cytotherapeutics, Inc.* ..................              58,225
      1,200      Genzyme Corp.-General Division* ..........              74,850
      2,300      INCYTE Pharmaceuticals, Inc.* ............              57,500
      1,000      Myriad Genetics, Inc.* ...................              32,625
      2,100      Oncogene Science, Inc.* ..................              19,950
      3,000      Sepracor Inc.*+ ..........................              55,125
      3,300      VISX, Inc.* ..............................             128,700
                                                                ---------------
                                                                        620,350
                                                                ---------------

                 BUILDING & CONSTRUCTION--3.5%
      1,000      Centex Corp. ............................               34,750
      4,250      Clayton Homes Inc. ......................               90,843
      1,000      Pulte Corp. .............................               33,625
      1,100      U.S. Home Corporation* ..................               32,038
                                                                ---------------
                                                                        191,256
                                                                ---------------

                 CHEMICALS--1.5%
        700      Monsanto Co. ............................               85,750
                                                                ---------------

                 COMMUNICATIONS--6.0%
      1,300      Ascend Communications, Inc.* ............              105,463
        800      DSC Communications Corporation* .........               29,500
      2,000      DSP Communications, Inc.* ...............               87,250
        850      Glenayre Technologies Inc.* .............               52,912
      1,100      Network Equipment Technologies, Inc.* ...               30,112
        300      U.S. Robotics Corp.* ....................               26,325
                                                                ---------------
                                                                        331,562
                                                                ---------------

                 COMPUTER RELATED &
                   BUSINESS EQUIPMENT--17.3%
      2,300      Altera Corporation* .....................              114,425
      3,300      Bay Networks Inc.* ......................              135,713
      1,650      Cisco Systems, Inc.* ....................              123,130
      1,600      Compaq Computer Corporation* ............               76,800
      2,600      Digital Equipment Corporation* ..........              166,725
      2,000      ESS Technology, Inc.* ...................               46,000
      2,000      Network Appliance, Inc.* ................               80,250
      1,500      Teltrend, Inc.* .........................               70,125
      3,000      3 Com Corp.* ............................              139,875
                                                                ---------------
                                                                        953,043
                                                                ---------------

                 COMPUTER SOFTWARE--7.5%
      2,000      Activision Inc.*+ .......................               22,000
      3,000      Comshare, Incorporated* .................               78,000
        600      Electronics For Imaging Inc.* ...........               26,250
      1,600      EPIC Design Technology, Inc.* ...........               33,600
      2,000      Inference Corp. Cl. A.* .................               38,000
      3,300      Informix Corporation* ...................               99,000
        500      Maxis, Inc.*+ ...........................               19,000


     Shares                                                           Value
     ------                                                           -----
      3,900      Softkey International Inc.*+ ............      $        90,187
        400      Tracor Inc.* ............................                5,800
                                                                ---------------
                                                                        411,837
                                                                ---------------

                 COMPUTER TECHNOLOGY--4.6%
      2,100      Adaptec, Inc.* ..........................               86,100
      1,000      C.P. Clare Corporation* .................               20,500
      2,000      General Datacomm Industries, Inc.* ......               34,250
        100      Pinnacle Systems, Inc.* .................                2,475
      2,000      Secure Computing Corporation* ...........              112,000
                                                                ---------------
                                                                        255,325
                                                                ---------------

                 CONSUMER PRODUCTS--2.2%
      2,000      Lauder (Estee) Companies, Inc. Class A* .               69,750
      1,500      Oakley, Inc.* ...........................               51,000
                                                                ---------------
                                                                        120,750
                                                                ---------------

                 DEFENSE--1.2%
        700      McDonnell Douglas Corporation ...........               64,400
                                                                ---------------

                 FINANCIAL SERVICES--3.9%
      4,000      AMRESCO Inc. ............................               51,000
      1,400      First Data Corporation ..................               93,625
      4,000      Money Store, Inc. .......................               62,500
        300      Schwab (Charles) Corporation (The)+ .....                6,038
                                                                ---------------
                                                                        213,163
                                                                ---------------

                 HEALTHCARE--19.7%
      2,700      Biochem Pharma Inc.*+ ...................              108,337
      2,300      Cardinal Health, Inc. ...................              125,925
      1,000      HBO & Company ...........................               76,625
      1,600      Healthsource, Inc.* .....................               57,600
        200      Hologic, Inc.* ..........................                8,200
      2,400      Lilly (Eli) Co. .........................              135,000
      3,500      Liposome Company Inc.* ..................               70,000
      2,250      Lunar Corp.*+ ...........................               61,875
      2,000      Medpartners/Mullikin, Inc.* .............               66,000
      1,000      Medtronic, Inc. .........................               55,875
        200      Merck & Co., Inc. .......................               13,150
        500      Nellcor Puritan Bennett Inc.* ...........               29,000
      1,000      Oxford Health Plans, Inc.* ..............               73,875
      1,000      Quintiles Transnational Corp.* ..........               41,000
        750      Summit Technology, Inc.*+ ...............               25,313
        400      Target Therapeutics, Inc.* ..............               17,100
      1,800      United Healthcare Corporation ...........              117,900
                                                                ---------------
                                                                      1,082,775
                                                                ---------------

                 INSURANCE--2.0%
        500      American International Group ............               46,250
      1,000      Travelers Group Inc. ....................               62,875
                                                                ---------------
                                                                        109,125
                                                                ---------------

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO

SCHEDULE OF INVESTMENTS--DECEMBER 31, 1995 (Cont'd)
--------------------------------------------------------------------------------

     Shares      COMMON STOCKS (CONTINUED)                            Value
     ------                                                           -----
                 POLLUTION CONTROL--.4%
        600      United Waste Systems, Inc.* .............      $        22,350
                                                                ---------------

                 RESTAURANTS & LODGING--2.7%
      3,900      Lone Star Steakhouse & Saloon, Inc.* ....              149,663
                                                                ---------------

                 RETAILING--1.2%
        300      CompUSA Inc.* ...........................                9,338
        500      The Gap, Inc. ...........................               21,000
        200      Viking Office Products, Inc.* ...........                9,300
      1,500      Williams-Sonoma, Inc.*+ .................               27,750
                                                                ---------------
                                                                         67,388
                                                                ---------------

                 SEMICONDUCTORS--7.2%
      3,300      Linear Technology Corporation ...........              129,525
      2,600      Maxim Integrated Products, Inc.* ........              100,100
      3,350      Microchip Technology Incorporated* ......              122,275
      3,000      Sandisk Corp.* ..........................               45,000
                                                                ---------------
                                                                        396,900
                                                                ---------------

                 SEMICONDUCTORS CAPITAL
                   EQUIPMENT--.4%
        850      Tencor Instruments* .....................               20,719
                                                                ---------------

                 MISCELLANEOUS--2.8%
      1,500      DST Systems, Inc.* ......................               42,750
      2,500      Service Corporation International .......              110,000
                                                                ---------------
                                                                        152,750
                                                                ---------------

                 TOTAL COMMON STOCKS
                   (COST $4,845,395) .....................            5,249,106
                                                                ---------------
    Principal
     Amount      SHORT-TERM INVESTMENTS--22.1%                        Value
     ------                                                           -----
                 SHORT-TERM CORPORATE NOTES--16.4%
     $200,000    Barnett Banks, Inc., 5.85%, 1/10/96 .....      $       199,707
     200,000     GTE California Inc., 5.92%, 1/5/96 ......              199,868
     100,000     Mitsui & Co. (USA) Inc., 5.68%, 1/26/96 .               99,606
     200,000     Narragansett Electric Co., 6.00%, 1/3/96               199,933
     200,000     United Parcel Service Of America Inc.,
                   5.85%, 1/4/96 .........................              199,904
                                                                ---------------

                 TOTAL SHORT-TERM CORPORATE NOTES
                   (COST $899,018) .......................              899,018
                                                                ---------------

                 SECURITIES HELD
                   UNDER REPURCHASE
                   AGREEMENTS--5.7%
                 Securities Held Under Repurchase
                   Agreements, 5.80%-6.00%, 1/2/96,
                   with Bear, Stearns & Co. Inc., dtd
                   12/29/95, repurchase price
                   $313,673; collateralized by
                   U.S. Treasury Strips
                   (par value $770,000, due
                   8/15/10) ..............................              313,467
                                                                ---------------

                 TOTAL SHORT-TERM INVESTMENTS
                   (COST $1,212,485) .....................            1,212,485
                                                                ---------------

      TOTAL INVESTMENTS
        (COST $6,057,880)(A) ..................       117.5%          6,461,591

      Liabilities in Excess Of Other Assets ...       (17.5)           (964,505)
                                                   --------     ---------------
      NET ASSETS ..............................       100.0%        $ 5,497,086
                                                   ========     ===============

--------------------------------------------------------------------------------
      *  Non-income producing security.
      +  Securities partially or fully on loan.
    (a)  At  December  31,  1995,  the  net   unrealized   appreciation   on
         investments, based on cost for federal income tax purposes of $6,057,880, amounted to $403,711, which consisted of aggregate gross unrealized appreciation of $555,479 and aggregate gross unrealized depreciation of $151,768.


                       See Notes to Financial Statements

THE ALGER AMERICAN FUND
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO
FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------


                                                          FROM JANUARY 25, 1995
                                                            (COMMENCEMENT OF
                                                                OPERATIONS)
                                                         TO DECEMBER 31, 1995(I)
--------------------------------------------------------------------------------
  Net asset value, beginning of period                                 $  10.00
--------------------------------------------------------------------------------
  Net investment (loss)                                                   (0.03)
  Net realized and unrealized gain  (loss) on investments                  7.46
--------------------------------------------------------------------------------
      Total from investment operations                                     7.43
--------------------------------------------------------------------------------
  Net asset value, end of period                                       $  17.43
================================================================================
  Total Return                                                           74.30%
================================================================================
  Ratios and Supplemental Data:
    Net assets, end of period (000's omitted)                           $ 5,497
================================================================================
    Ratio of expenses excluding interest to average net assets            1.50%
================================================================================
    Ratio of expenses including interest to average net assets            1.56%
================================================================================
    Decrease reflected in above expense ratios
      due to expense reimbursements                                       2.36%
================================================================================
    Ratio of net investment (loss) to average net assets                 (0.71%)
================================================================================
    Portfolio Turnover Rate                                             178.23%
================================================================================
  Debt outstanding at end of period                                     $    0
================================================================================
  Average amount of debt outstanding during the period                  $ 8,122
================================================================================
  Average daily number of shares outstanding during the period           75,460
================================================================================
  Average amount of debt per share during the period                    $  0.11
================================================================================
(i) Ratios have been annualized; total return has not been annualized.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 1995
--------------------------------------------------------------------------------



                                                                            AMERICAN          AMERICAN
                                                                              SMALL            INCOME
                                                          AMERICAN         CAPITALIZA-           AND
                                                           GROWTH             TION             GROWTH
                                                          PORTFOLIO        PORTFOLIO         PORTFOLIO
------------------------------------------------------------------------------------------------------------
   ASSETS:
     Investments in securities, at value
       (identified cost*)--see accompany-

       ing schedules of investments                    $506,690,636     $1,115,194,108       $39,233,170
     Receivable for investment securities
       sold                                                      --          2,519,387                --
     Receivable for shares of beneficial
       interest sold                                     67,463,666          2,478,261             9,800
     Interest and dividends receivable                      213,098            107,348            55,403
     Receivable from Investment
       Manager--Note 3(a)                                        --                 --                --
     Other assets                                             6,155             16,752             6,570
------------------------------------------------------------------------------------------------------------
         Total Assets                                   574,373,555      1,120,315,856        39,304,943
------------------------------------------------------------------------------------------------------------
   LIABILITIES:
     Payable for securities loaned                       27,639,745        114,379,873           776,167
     Payable for investment securities
       purchased                                         43,329,864         18,273,986                --
     Payable for shares of beneficial
       interest redeemed                                     13,715          2,518,403        29,855,415
     Interest payable                                            --                 --                --
     Accrued investment management fees                     258,354            674,370            20,688
     Accrued expenses                                       158,338            257,076            13,214
------------------------------------------------------------------------------------------------------------
         Total Liabilities                               71,400,016        136,103,708        30,665,484
------------------------------------------------------------------------------------------------------------
   NET ASSETS                                          $502,973,539      $ 984,212,148       $ 8,639,459
============================================================================================================
   NET ASSETS CONSIST OF:
     Paid-in capital                                   $434,692,227      $ 769,498,764        $ (610,924)
     Undistributed net investment
       income (accumulated loss)                            448,672         (4,389,480)          240,007
     Undistributed net realized gain
       (accumulated loss)                                14,697,665        (22,165,128)        7,646,055
     Net unrealized appreciation                         53,134,975        241,267,992         1,364,321
------------------------------------------------------------------------------------------------------------
   NET ASSETS                                          $502,973,539      $ 984,212,148       $ 8,639,459
============================================================================================================

   Shares of beneficial interest
     outstanding--Note 6                                 16,143,581         24,976,457           485,739
============================================================================================================

   NET ASSET VALUE PER SHARE                           $      31.16      $       39.41   $         17.79
============================================================================================================
   *Identified cost                                    $453,555,661      $ 873,926,116       $37,868,849
============================================================================================================

THE ALGER AMERICAN FUND
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 1995
--------------------------------------------------------------------------------


                                                                              AMERICAN        AMERICAN
                                                           AMERICAN            MIDCAP         LEVERAGED
                                                           BALANCED            GROWTH          ALLCAP
                                                           PORTFOLIO          PORTFOLIO       PORTFOLIO
------------------------------------------------------------------------------------------------------------
   ASSETS:
     Investments in securities, at value
       (identified cost*)--see accompany-

       ing schedules of investments                     $13,209,990       $200,013,553        $6,461,591
     Receivable for investment securities
       sold                                               1,172,674                 --                --
     Receivable for shares of beneficial
       interest sold                                         16,430            830,074           118,620
     Interest and dividends receivable                       30,328             47,455             2,118
     Receivable from Investment
       Manager--Note 3(a)                                         --                --             8,549
     Other assets                                             2,429              3,683                12
------------------------------------------------------------------------------------------------------------
         Total Assets                                    14,431,851        200,894,765         6,590,890
------------------------------------------------------------------------------------------------------------
   LIABILITIES:
     Payable for securities loaned                               --         13,414,005           188,673
     Payable for investment securities
       purchased                                                 --          1,950,213           886,306
     Payable for shares of beneficial
       interest redeemed                                 10,741,530                 72               946
     Interest payable                                            --                 --               139
     Accrued investment management fees                       9,339            120,898             3,080
     Accrued expenses                                         9,813             60,814            14,660
------------------------------------------------------------------------------------------------------------
         Total Liabilities                               10,760,682         15,546,002         1,093,804
------------------------------------------------------------------------------------------------------------
   NET ASSETS                                           $ 3,671,169       $185,348,763        $5,497,086
============================================================================================================
   NET ASSETS CONSIST OF:
     Paid-in capital                                      $ 676,343       $152,728,945        $5,210,790
     Undistributed net investment
       income (accumulated loss)                            319,185           (304,781)           (8,065)
     Undistributed net realized gain
       (accumulated loss)                                 2,166,758          1,315,653          (109,350)
     Net unrealized appreciation                            508,883         31,608,946           403,711
------------------------------------------------------------------------------------------------------------
   NET ASSETS                                           $ 3,671,169       $185,348,763        $5,497,086
============================================================================================================

   Shares of beneficial interest
     outstanding--Note 6                                    269,192          9,533,195           315,382
============================================================================================================

   NET ASSET VALUE PER SHARE                            $     13.64       $      19.44        $    17.43
============================================================================================================
   *Identified cost                                     $12,701,107       $168,404,607        $6,057,880
============================================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                             AMERICAN           AMERICAN
                                                                               SMALL             INCOME
                                                          AMERICAN          CAPITALIZA-            AND
                                                           GROWTH              TION              GROWTH
                                                          PORTFOLIO          PORTFOLIO          PORTFOLIO
------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
     Income:
       Interest                                         $ 1,329,367        $ 2,298,429         $ 109,016
       Dividends                                          1,263,383            618,628           401,049
------------------------------------------------------------------------------------------------------------
         Total Income                                     2,592,750          2,917,057           510,065
------------------------------------------------------------------------------------------------------------
     Expenses:
       Management fees-- Note 3(a)                        1,894,223          5,628,002           235,434
       Interest expense                                          --                 --                --
       Custodian fees                                        76,320            178,020            18,749
       Transfer Agent fees                                    2,500              2,500             2,500
       Professional fees                                     37,836             77,846            10,309
       Trustees' fees                                         4,000              4,000             4,000
       Miscellaneous                                        130,694            203,958             9,872
------------------------------------------------------------------------------------------------------------
                                                          2,145,573          6,094,326           280,864
       Less, expense reimbursement
         Note 3(a)                                               --                 --                --
------------------------------------------------------------------------------------------------------------
         Total Expenses                                   2,145,573          6,094,326           280,864
------------------------------------------------------------------------------------------------------------
   Net Investment Income
     (Loss)                                                 447,177         (3,177,269)          229,201
------------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS
       Net realized gain (loss) on investments           15,710,698         (5,203,810)       10,080,314
       Net change in unrealized appreciation
         on investments                                  42,409,681        195,831,810           678,273
------------------------------------------------------------------------------------------------------------
         Net realized and unrealized gain
           on investments                                58,120,379        190,628,000        10,758,587
------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                         $58,567,556       $187,450,731       $10,987,788
============================================================================================================


THE ALGER AMERICAN FUND
STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------



                                                                               AMERICAN          AMERICAN
                                                            AMERICAN            MIDCAP          LEVERAGED
                                                            BALANCED            GROWTH            ALLCAP
                                                            PORTFOLIO          PORTFOLIO       PORTFOLIO(*)
------------------------------------------------------------------------------------------------------------
   INVESTMENT INCOME
     Income:
       Interest                                           $ 409,706          $ 555,343           $ 7,631
       Dividends                                             38,778            181,692             1,942
------------------------------------------------------------------------------------------------------------
         Total Income                                       448,484            737,035             9,573
------------------------------------------------------------------------------------------------------------
     Expenses:
       Management fees-- Note 3(a)                           96,391            900,673             9,604
       Interest expense                                          --                 --               690
       Custodian fees                                        13,345             41,930            13,452
       Transfer Agent fees                                    2,500              2,500             2,500
       Professional fees                                      8,585             21,485             5,278
       Trustees' fees                                         4,000              4,000             4,000
       Miscellaneous                                          3,487             42,419             8,785
------------------------------------------------------------------------------------------------------------
                                                            128,308          1,013,007            44,309
       Less, expense reimbursement
         Note 3(a)                                               --                 --           (26,671)
------------------------------------------------------------------------------------------------------------
         Total Expenses                                     128,308          1,013,007            17,638
------------------------------------------------------------------------------------------------------------
   Net Investment Income
     (Loss)                                                 320,176           (275,972)           (8,065)
------------------------------------------------------------------------------------------------------------
   REALIZED AND UNREALIZED
     GAIN (LOSS) ON INVESTMENTS
       Net realized gain (loss) on investments            2,423,578          3,625,757          (109,350)
       Net change in unrealized appreciation
         on investments                                     354,713         26,654,319           403,711
------------------------------------------------------------------------------------------------------------
         Net realized and unrealized gain
           on investments                                 2,778,291         30,280,076           294,361
------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET
     ASSETS RESULTING FROM
     OPERATIONS                                          $3,098,467        $30,004,104          $286,296
============================================================================================================

(*) Commenced operations January 25, 1995.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                   AMERICAN
                                                                              AMERICAN              INCOME
                                                          AMERICAN             SMALL                  AND
                                                           GROWTH         CAPITALIZATION            GROWTH
                                                          PORTFOLIO          PORTFOLIO             PORTFOLIO
------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN CASH Cash flows from operating activities:
     Interest received                                 $  1,284,056       $  2,257,218          $   107,560
     Dividends received                                   1,284,564            651,822              412,621
     Operating expenses paid                             (1,863,413)        (5,537,740)            (272,801)
     Purchase of short-term securities, net             (62,246,511)       (56,163,927)         (25,637,367)
     Purchase of portfolio securities                  (466,813,895)      (882,002,846)         (57,052,607)
     Proceeds from disposition of
       portfolio securities                             282,951,993        510,524,878           86,109,362
     Other                                                   (1,195)            (3,881)              (4,977)
------------------------------------------------------------------------------------------------------------

         Net cash (used for) provided
           by operating activities                     (245,404,401)      (430,274,476)           3,661,791
------------------------------------------------------------------------------------------------------------

   Cash flows from financing activities:
     Dividends paid                                      (2,183,739)                 0             (352,788)
     Proceeds from shares sold and
       dividends reinvested                             336,098,077        689,235,046           14,937,635
     Payments on shares redeemed                       (107,132,855)      (293,464,899)         (16,633,691)
     Increase (decrease) in cash collateral
       received on securities loaned                     18,622,918         34,504,329           (1,612,947)
------------------------------------------------------------------------------------------------------------
         Net cash provided by (used for)
           financing activities                         245,404,401        430,274,476          (3,661,791)
------------------------------------------------------------------------------------------------------------
   Net increase in cash                                           0                  0                    0
   Cash--beginning of year                                        0                  0                    0
------------------------------------------------------------------------------------------------------------
   Cash--end of year                                   $          0       $               0     $
============================================================================================================
   RECONCILIATION  OF NET INCREASE IN NET ASSETS TO NET CASH (USED FOR) PROVIDED
     BY OPERATING ACTIVITIES:
   Net increase in net assets
     resulting from operations                         $ 58,567,556       $187,450,731          $10,987,788
   (Increase) decrease in investments                  (279,282,731)      (421,521,851)           4,803,370
   (Increase) decrease in receivable for
     investments sold                                             0           (619,287)             364,733
   (Increase) decrease in interest and
     dividends receivable                                   (24,130)            (8,017)              10,116
   Increase (decrease) in payable
     for investments purchased                           33,174,315         (5,500,758)          (1,748,723)
   Net realized gain (loss)                             (15,710,698)         5,203,810          (10,080,314)
   Net (increase) in unrealized appreciation            (42,409,681)      (195,831,810)            (678,273)
   Increase in accrued expenses                             282,160            556,586                8,063
   Net (increase) in other assets                            (1,192)            (3,880)              (4,969)
------------------------------------------------------------------------------------------------------------
   Net cash (used for) provided by
     operating activities                             $(245,404,401)     $(430,274,476)         $ 3,661,791
============================================================================================================
(*)   Commenced operations January 25, 1995.


THE ALGER AMERICAN FUND
STATEMENTS OF CASH FLOWS  (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                               AMERICAN          AMERICAN
                                                            AMERICAN            MIDCAP          LEVERAGED
                                                            BALANCED            GROWTH            ALLCAP
                                                            PORTFOLIO          PORTFOLIO       PORTFOLIO(*)
------------------------------------------------------------------------------------------------------------
   INCREASE (DECREASE) IN CASH Cash flows from operating activities:
     Interest received                                   $   415,577      $    533,022        $    5,907
     Dividends received                                       39,342           177,458             1,548
     Operating expenses paid                                (124,658)         (897,315)          (8,308)
     Purchase of short-term securities, net               (5,693,864)      (10,380,018)       (1,212,484)

     Purchase of portfolio securities                    (12,041,910)     (199,719,781)       (6,310,543)
     Proceeds from disposition of
       portfolio securities                               17,288,738       112,883,607         2,242,103
     Other                                                    (1,596)           (1,193)              (12)
------------------------------------------------------------------------------------------------------------

         Net cash (used for) provided
           by operating activities                          (118,371)      (97,404,220)       (5,281,789)
------------------------------------------------------------------------------------------------------------

   Cash flows from financing activities:
     Dividends paid                                         (217,622)          (10,668)                0
     Proceeds from shares sold and
       dividends reinvested                                5,141,339       159,569,464         6,625,927
     Payments on shares redeemed                          (4,020,864)      (66,975,668)      (1,532,811)
     Increase (decrease) in cash collateral
       received on securities loaned                        (784,482)        4,821,092           188,673
------------------------------------------------------------------------------------------------------------
         Net cash provided by (used for)
           financing activities                              118,371        97,404,220         5,281,789
------------------------------------------------------------------------------------------------------------
   Net increase in cash                                            0                 0                 0
   Cash--beginning of year                                         0                 0                 0
------------------------------------------------------------------------------------------------------------
   Cash--end of year                                      $        0       $         0       $         0
============================================================================================================
   RECONCILIATION  OF NET INCREASE IN NET ASSETS TO NET CASH (USED FOR) PROVIDED
     BY OPERATING ACTIVITIES:
   Net increase in net assets
     resulting from operations                            $3,098,467      $ 30,004,104         $ 286,296
   (Increase) decrease in investments                        764,087       (94,433,309)       (6,167,231)
   (Increase) decrease in receivable for
     investments sold                                       (963,254)          650,966                 0
   (Increase) decrease in interest and
     dividends receivable                                      6,435           (26,555)           (2,118)
   Increase (decrease) in payable
     for investments purchased                              (247,870)       (3,433,850)          886,306
   Net realized gain (loss)                               (2,423,578)       (3,625,757)          109,350
   Net (increase) in unrealized appreciation                (354,713)      (26,654,319)         (403,711)
   Increase in accrued expenses                                3,650           115,692            17,879
   Net (increase) in other assets                             (1,595)           (1,192)           (8,560)
------------------------------------------------------------------------------------------------------------
   Net cash (used for) provided by
     operating activities                               $   (118,371)    $ (97,404,220)      $(5,281,789)
============================================================================================================

(*)   Commenced operations January 25, 1995.


                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

                                                                                                AMERICAN
                                                                               AMERICAN          INCOME
                                                           AMERICAN             SMALL             AND
                                                            GROWTH         CAPITALIZATION       GROWTH
                                                           PORTFOLIO          PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                    $       447,177      $   (3,177,269)    $     229,201
   Net realized gain (loss) on investments              15,710,698          (5,203,810)       10,080,314
   Net change in unrealized appreciation
     on investments                                     42,409,681         195,831,810           678,273
------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                                    58,567,556         187,450,731        10,987,788
   Dividends to shareholders:
     Net investment income                                (480,697)                 --          (352,788)
     Net realized gains                                 (1,703,042)                 --                --
   Net increase (decrease) from
     shares of beneficial interest
     transactions-- Note 6                             296,199,246         399,724,319       (31,130,440)
------------------------------------------------------------------------------------------------------------
       Total increase (decrease)                       352,583,063         587,175,050       (20,495,440)
   Net Assets
     Beginning of year                                 150,390,476         397,037,098        29,134,899
------------------------------------------------------------------------------------------------------------
     End of year                                   $   502,973,539      $  984,212,148     $   8,639,459
============================================================================================================
     Undistributed net investment income
       (accumulated loss)                          $       448,672      $   (4,389,480)    $     240,007
============================================================================================================


THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------




                                                                             AMERICAN         AMERICAN
                                                           AMERICAN           MIDCAP          LEVERAGED
                                                           BALANCED           GROWTH           ALLCAP
                                                          PORTFOLIO          PORTFOLIO       PORTFOLIO(*)
------------------------------------------------------------------------------------------------------------
   Net investment income (loss)                      $     320,176    $       (275,972)   $       (8,065)
   Net realized gain (loss) on investments               2,423,578           3,625,757          (109,350)
   Net change in unrealized appreciation
     on investments                                        354,713          26,654,319           403,711
------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting
     from operations                                     3,098,467          30,004,104           286,296
   Dividends to shareholders:
     Net investment income                                (217,622)            (10,668)               --
     Net realized gains                                         --                  --                --
   Net increase (decrease) from
     shares of beneficial interest
     transactions-- Note 6                              (9,604,163)         93,177,691         5,210,790
------------------------------------------------------------------------------------------------------------
       Total increase (decrease)                        (6,723,318)        123,171,127         5,497,086
   Net Assets
     Beginning of year                                  10,394,487          62,177,636                --
------------------------------------------------------------------------------------------------------------
     End of year                                     $   3,671,169    $    185,348,763    $    5,497,086
============================================================================================================
     Undistributed net investment income
       (accumulated loss)                            $     319,185    $       (304,781)   $       (8,065)
============================================================================================================
(*)   Commenced operations January 25, 1995.

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED DECEMBER 31, 1994
--------------------------------------------------------------------------------

                                                                                    AMERICAN
                                                                   AMERICAN          INCOME                               AMERICAN
                                                  AMERICAN           SMALL             AND              AMERICAN           MIDCAP
                                                   GROWTH        CAPITALIZATION      GROWTH             BALANCED           GROWTH
                                                 PORTFOLIO         PORTFOLIO        PORTFOLIO           PORTFOLIO         PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                 $    483,387     $    (280,867)    $     363,898     $     217,713     $       12,161
Net realized gain (loss) on investments           705,938       (17,564,040)       (2,087,625)        (256,903)         (2,319,155)
Net change in unrealized appreciation
  (depreciation) on investments                 1,040,130        14,069,231        (1,210,449)         (332,427)         2,842,601
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     2,229,455        (3,775,676)       (2,934,176)         (371,617)           535,607
Dividends to shareholders:
  Net investment income                          (122,545)               --          (296,743)         (109,638)                --
  Net realized gains                           (6,409,484)      (18,316,556)       (1,140,543)         (123,976)          (122,328)
Net increase from shares of beneficial
  interest transactions-- Note 6               79,815,236       180,279,205         1,611,518         3,151,811         40,463,768
------------------------------------------------------------------------------------------------------------------------------------

    Total increase (decrease)                  75,512,662       158,186,973        (2,759,944)        2,546,580         40,877,047
Net Assets
  Beginning of year                            74,877,814       238,850,125        31,894,843         7,847,907         21,300,589
------------------------------------------------------------------------------------------------------------------------------------
  End of year                                $150,390,476    $  397,037,098     $  29,134,899     $  10,394,487    $    62,177,636
====================================================================================================================================
  Undistributed net investment income
    (accumulated loss)                       $    482,192    $   (1,212,211)    $     363,594     $     216,631    $       (18,141)
====================================================================================================================================

                       See Notes to Financial Statements.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS


DECEMBER 31, 1995
--------------------------------------------------------------------------------

NOTE 1--GENERAL:
The Alger American Fund (the "Fund") is a diversified, open-end registered investment company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts. The Fund operates as a series company currently issuing six classes of shares of beneficial interest: American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio (collectively "the Portfolios"). Shares of the Portfolios are available and are being marketed exclusively as a pooled funding vehicle for qualified retirement plans and for life insurance companies writing all types of variable annuity contracts and variable life insurance policies.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:
(a) INVESTMENT VALUATION: Investments of the Portfolios are valued at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open. Listed and unlisted securities for which such information is regularly reported are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and the asked price, or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities for which market quotations are not readily available are valued according to procedures established by the Board of Trustees to determine fair value in good faith.

Securities having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

(b) SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded on a trade date basis. Resulting receivables and payables are carried at amounts which approximate fair value. Realized gains and losses from security transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

(c) REPURCHASE AGREEMENTS: The Portfolios enter into repurchase agreements with approved institutions, primarily U.S. Government securities dealers, and are collateralized by U.S. Government securities. Such collateral is verified by the investment manager as being either received and held in physical possession by the custodian or as having been received by such custodian in book-entry form through the Federal Reserve book-entry system. The investment manager monitors the value of the collateral at the time the repurchase agreement is entered into and on a daily basis during the term of the agreement to ensure that its value equals or exceeds the agreed-upon repurchase price to be repaid to the Portfolio. Additional collateral is obtained when necessary.

(d) LENDING OF PORTFOLIO SECURITIES: The Portfolios lend their securities to financial institutions, including an affiliate of the custodian, provided that the market value of securities loaned will not at any time exceed one-third of the Portfolio's total assets. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the investment manager ensures that the loan is collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100 percent of the current market value of the loaned securities. At December 31, 1995, the value of securities loaned and cash collateral received thereon were as follows:
                                            VALUE OF              CASH
                                           SECURITIES          COLLATERAL
                                             LOANED             RECEIVED
                                            ---------           ---------
American Growth Portfolio.............    $  26,693,177       $  27,639,745
American Small Capitalization
   Portfolio..........................      111,387,107         114,379,873
American Income and Growth
   Portfolio..........................          763,981             776,167
American Balanced Portfolio...........              --                  --
American MidCap Growth
   Portfolio..........................       12,981,913          13,414,005
American Leveraged AllCap
   Portfolio..........................          185,934             188,673

The Portfolios invest the cash collateral and rebate a portion of the interest earned to the borrower of the securities. During the year ended December 31, 1995, the American Growth Portfolio, the American Small Capitalization Portfolio, the American Income and Growth Portfolio, the American Balanced
Portfolio, the American MidCap Growth Portfolio and the American Leveraged AllCap Portfolio received $57,569, $329,699, $9,625, $2,804, $33,854, and $408,
respectively, of stock loan fees, net of rebates paid. Such net fees are included in interest income in the accompanying Statements of Operations.

(e) DIVIDENDS TO SHAREHOLDERS: Dividends payable to shareholders are recorded by the Fund on the ex-dividend date.

Dividends from net investment income are declared and paid annually.

Dividends from net realized gains, offset by any loss carry forward, are declared and paid annually after the end of the fiscal year in which earned.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 1995
--------------------------------------------------------------------------------

(f) FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income of each Portfolio to its respective shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate entity for the purpose of determining such compliance.

(g) EXPENSES: The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them.

(h) OTHER: The negative balance in paid-in-capital for the American Income and Growth Portfolio as of December 31, 1995 is the result of payments for fund shares redeemed exceeding the receipts for fund shares sold on an aggregate basis.

NOTE 3--INVESTMENT  MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:
(a) INVESTMENT MANAGEMENT FEES: Fees incurred by each Portfolio, pursuant to the provisions of the Investment Management Agreements (the "Agreements") with Fred Alger Management, Inc. ("Alger Management"), are payable monthly and computed based on the average daily net assets of each Portfolio at the following annual rates:

American Growth Portfolio.....................................        .750%
American Small Capitalization Portfolio.......................        .850
American Income and Growth Portfolio..........................        .625
American Balanced Portfolio...................................        .750
American MidCap Growth Portfolio..............................        .800
American Leveraged AllCap Portfolio...........................        .850

The Agreements further provide that if in any fiscal year the aggregate expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, of the American Growth Portfolio exceed 1.50%; the American Small Capitalization Portfolio exceed 1.50%; the American Income and Growth Portfolio exceed 1.25%; the American Balanced Portfolio exceed 1.25%; the American MidCap Growth Portfolio exceed 1.50% and the American Leveraged AllCap Portfolio exceed 1.50% of the average daily net assets of the applicable Portfolio, Alger Management will reimburse that Portfolio for the excess expenses. For the year ended December 31, 1995, Alger Management reimbursed the American Leveraged AllCap Portfolio $26,671.

(b) BROKERAGE COMMISSIONS: During the year ended December 31, 1995, the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and the American Leveraged AllCap Portfolio paid Fred Alger & Company, Incorporated ("Alger Inc.") $815,307, $697,538, $154,254, $25,463, $326,893 and
$4,108, respectively, in connection with securities transactions.

(c) TRANSFER AGENCY FEES: The Fund has entered into a transfer agency agreement with Alger Shareholder Services, Inc. ("Services"), whereby Services will act as transfer agent for the Fund for a fee of $2,500 per year, per Portfolio plus out-of-pocket expenses.

(d) OTHER TRANSACTIONS WITH AFFILIATES: Certain trustees and officers of the Fund are directors and officers of Alger Management, Alger Inc. and Services. At December 31, 1995, Alger Inc. and affiliates owned 35,482 shares, 21,919 shares, 1,122 shares, 1,464 shares, 1 share, and 24,501 shares of the American Growth Portfolio, American Small Capitalization Portfolio, American Income and Growth Portfolio, American Balanced Portfolio, American MidCap Growth Portfolio and American Leveraged AllCap Portfolio, respectively.


NOTE 4--SECURITIES TRANSACTIONS:
Purchases and sales of securities, other than short-term securities, for the year ended December 31, 1995, were as follows:
                                              PURCHASES           SALES
                                              ---------           -----
American Growth Portfolio.............     $499,988,210        $282,949,942
American Small Capitalization
   Portfolio..........................      876,502,088         511,075,264
American Income and Growth
   Portfolio..........................       55,303,884          85,744,658
American Balanced Portfolio...........       11,794,040          18,252,029
American MidCap Growth
   Portfolio..........................      196,285,931         112,233,087
American Leveraged AllCap
   Portfolio..........................        7,196,849           2,242,107


NOTE 5--SHORT-TERM BORROWINGS:
The American Leveraged AllCap Portfolio has a line of credit with a bank whereby it may borrow up to one-third of its assets, as defined, up to a maximum of $25,000,000. Such borrowings have a variable interest rate and are payable on demand. For the period ended December 31, 1995, the Portfolio had borrowings which averaged $8,122 at a weighted average interest rate of 8.97%.

NOTE 6--SHARE CAPITAL:
The Fund has an unlimited number of authorized shares of beneficial interest of $.001 par value.

THE ALGER AMERICAN FUND
NOTES TO FINANCIAL STATEMENTS (CONT'D)


DECEMBER 31, 1995
--------------------------------------------------------------------------------

During the year ended December 31, 1995, transactions of shares of beneficial interest were as follows:

                                               SHARES            AMOUNT
                                               ------            -------
American Growth
   Portfolio:
    Shares sold.......................       13,397,031        $401,141,672
    Dividends reinvested..............           84,119           2,183,739
                                              ---------         -----------
                                             13,481,150         403,325,411
    Shares redeemed......................    (3,839,223)       (107,126,165)
                                              ---------         -----------
      Net increase....................        9,641,927        $296,199,246
                                              =========         ===========

                                               SHARES            AMOUNT
                                               ------            -------
American Small Capitalization
    Portfolio:
    Shares sold.......................       18,702,535       $ 691,048,373
    Shares redeemed......................    (8,263,881)       (291,324,054)
                                              ---------         -----------
      Net increase....................       10,438,654       $ 399,724,319
                                              =========         ===========

                                               SHARES            AMOUNT
                                               ------            -------
American Income and Growth
    Portfolio:
    Shares sold.......................          887,706      $   14,574,940
    Dividends reinvested..............           23,363             352,788
                                              ---------         -----------
                                                911,069          14,927,728
    Shares redeemed......................    (2,616,215)        (46,058,168)
                                              ---------         -----------
      Net decrease.......................    (1,705,146)      $ (31,130,440)
                                              =========         ===========

                                               SHARES            AMOUNT
                                               ------            -------
American Balanced
    Portfolio:
    Shares sold.......................          392,582     $     4,925,776
    Dividends reinvested..............           18,568             217,622
                                              ---------         -----------
                                                411,150           5,143,398
    Shares redeemed......................    (1,104,001)        (14,747,561)
                                              ---------         -----------
      Net decrease.......................      (692,851)       $ (9,604,163)
                                              =========         ===========

                                               SHARES            AMOUNT
                                               ------            -------
American MidCap Growth
    Portfolio:
    Shares sold.......................        8,606,684       $ 160,082,716
    Dividends reinvested..............              706              10,668
                                              ---------         -----------
                                              8,607,390         160,093,384
    Shares redeemed......................    (3,694,620)        (66,915,693)
                                              ---------         -----------
      Net increase....................        4,912,770      $   93,177,691
                                              =========         ===========

                                               SHARES            AMOUNT
                                               ------            -------
American Leveraged AllCap
    Portfolio:
    Shares sold.......................          405,310         $ 6,744,547
    Shares redeemed......................       (89,928)         (1,533,757)
                                              ---------         -----------
      Net increase....................          315,382         $ 5,210,790
                                              =========         ===========

During the year ended December 31, 1994, transactions of shares of beneficial interest were as follows:
                                               SHARES            AMOUNT
                                               ------            -------
American Growth
    Portfolio:
    Shares sold.......................        5,373,649        $124,532,301
    Dividends reinvested..............          304,524           6,532,029
                                              ---------         -----------
                                              5,678,173         131,064,330
    Shares redeemed......................    (2,211,790)        (51,249,094)
                                              ---------         -----------
      Net increase....................        3,466,383       $  79,815,236
                                              =========         ===========

                                               SHARES            AMOUNT
                                               ------            -------
American Small Capitalization
    Portfolio:
    Shares sold.......................       12,403,211        $335,183,769
    Dividends reinvested..............          711,599          18,316,556
                                              ---------         -----------
                                             13,114,810         353,500,325
    Shares redeemed......................    (6,312,212)       (173,221,120)
                                              ---------         -----------
      Net increase....................        6,802,598        $180,279,205
                                              =========         ===========

                                               SHARES            AMOUNT
                                               ------            -------
American Income and Growth
    Portfolio:
    Shares sold.......................          682,155      $    9,507,480
    Dividends reinvested..............          112,640           1,437,286
                                              ---------         -----------
                                                794,795          10,944,766
    Shares redeemed......................      (686,690)         (9,333,248)
                                              ---------         -----------
      Net increase....................          108,105      $    1,611,518
                                              =========         ===========

                                               SHARES            AMOUNT
                                               ------            -------
American Balanced
    Portfolio:
    Shares sold.......................          413,116      $    4,551,206
    Dividends reinvested..............           22,313             233,615
                                              ---------         -----------
                                                435,429           4,784,821
    Shares redeemed......................      (151,358)         (1,633,010)
                                              ---------         -----------
      Net increase....................          284,071      $    3,151,811
                                              =========         ===========

                                               SHARES            AMOUNT
                                               ------            -------
American MidCap Growth
    Portfolio:
    Shares sold.......................        3,901,955       $  51,365,282
    Dividends reinvested..............            9,794             122,329
                                              ---------         -----------
                                              3,911,749          51,487,611
    Shares redeemed......................      (843,779)        (11,023,843)
                                              ---------         -----------
      Net increase....................        3,067,970       $  40,463,768
                                              =========         ===========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND
  BOARD OF TRUSTEES OF THE ALGER AMERICAN FUND:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Alger American Fund (a Massachusetts business trust comprising, respectively, the Alger American Growth Portfolio, Alger American Small Capitalization Portfolio, Alger American Income and Growth Portfolio, Alger American Balanced Portfolio, Alger American MidCap Growth Portfolio and Alger American Leveraged AllCap Portfolio) as of December 31, 1995, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Alger American Fund as of December 31, 1995, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                           ARTHUR ANDERSEN LLP

New York, New York
February 5, 1996